       ____________________________ EXHIBIT 10.22 ____________________________

                           AMERICAN CONSUMER PRODUCTS, INC.
                             PRODUCTS MERCHANDISERS, INC.
                              BOSS MANUFACTURING COMPANY


               ___________________________________________________________





               ___________________________________________________________
               ___________________________________________________________


                           LOAN AND SECURITY AGREEMENT
                               Dated:  May 7, 1997
                                   $30,000,000


               ___________________________________________________________

                               FLEET CAPITAL CORPORATION
               ___________________________________________________________

                                TABLE OF CONTENTS
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                                                                                       Page
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SECTION 1.  CREDIT FACILITY ............................................................  1

    1.1. Revolving Credit Loans ........................................................  1

    1.2. Letters of Credit; LC Guaranties ..............................................  2

    1.3. Overadvance Facility ..........................................................  2

SECTION 2.  INTEREST, FEES AND CHARGES .................................................  3

    2.1. Interest ......................................................................  3

    2.2. Computation of Interest and Fees ..............................................  3

    2.3. LIBOR Option ..................................................................  3

    2.4. Facility Fee ..................................................................  5

    2.5. Letter of Credit and LC Guaranty Fees .........................................  5

    2.6. Unused Line Fee ...............................................................  6

    2.7. Audit and Appraisal Fees ......................................................  6

    2.8. Reimbursement of Expenses .....................................................  6

    2.9. Bank Charges ..................................................................  6

SECTION 3.  LOAN ADMINISTRATION ........................................................  7

    3.1. Manner of Borrowing Revolving Credit Loans ....................................  7

    3.2. Payments ......................................................................  8

    3.3. Application of Payments and Collections .......................................  9

    3.4. All Loans to Constitute One Obligation; Joint and Several Liability ........... 10

    3.5. Loan Account .................................................................. 10

    3.6. Statements of Account ......................................................... 10

SECTION 4.  TERM AND TERMINATION ....................................................... 10

    4.1. Term of Agreement ............................................................. 10
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                                       -i-
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
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
    4.2. Termination ................................................................... 10

SECTION 5.  SECURITY INTERESTS ......................................................... 12

    5.1. Security Interest in Collateral ............................................... 12

    5.2. Lien Perfection; Further Assurances ........................................... 12

    5.3. Lien on Realty ................................................................ 13

SECTION 6.  COLLATERAL ADMINISTRATION .................................................. 13

    6.1. General ....................................................................... 13

    6.2. Administration of Accounts .................................................... 14

    6.3. Administration of Inventory ................................................... 16

    6.4. Administration of Equipment ................................................... 16

    6.5. Payment of Charges ............................................................ 17

SECTION 7.  REPRESENTATIONS AND WARRANTIES ............................................. 17

    7.1. General Representations and Warranties ........................................ 17

    7.2. Continuous Nature of Representations and Warranties ........................... 24

    7.3. Survival of Representations and Warranties .................................... 24

SECTION 8.  COVENANTS AND CONTINUING AGREEMENTS ........................................ 24

    8.1. Affirmative Covenants ......................................................... 24

    8.2. Negative Covenants ............................................................ 26

    8.3. Specific Financial Covenants .................................................. 29

SECTION 9.  CONDITIONS PRECEDENT ....................................................... 30

    9.1. Documentation ................................................................. 30

    9.2. No Default .................................................................... 30

    9.3. Other Conditions .............................................................. 30

    9.4. Availability .................................................................. 30

    9.5. No Litigation ................................................................. 30

                                      -ii-
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
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
SECTION 10.  EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT ......................... 30

    10.1. Events of Default ............................................................ 30

    10.2. Acceleration of the Obligations .............................................. 33

    10.3. Other Remedies ............................................................... 33

    10.4. Remedies Cumulative; No Waiver ............................................... 35

SECTION 11. MISCELLANEOUS .............................................................. 35

    11.1. Power of Attorney ............................................................ 35

    11.2. Indemnity .................................................................... 36

    11.3. Modification of Agreement; Sale of Interest .................................. 36

    11.4. Severability ................................................................. 37

    11.5. Successors and Assigns ....................................................... 37

    11.6. Cumulative Effect; Conflict of Terms ......................................... 37

    11.7. Execution in Counterparts .................................................... 37

    11.8. Notice ....................................................................... 38

    11.9. Lender's Consent ............................................................. 39

    11.10. Credit Inquiries ............................................................ 39

    11.11. Time of Essence ............................................................. 39

    11.12. Entire Agreement ............................................................ 39

    11.13. Interpretation .............................................................. 39

    11.14. Publicity ................................................................... 39

    11.15. GOVERNING LAW; CONSENT TO FORUM ............................................. 39

    11.16. WAIVERS BY BORROWERS ........................................................ 40

                           LOAN AND SECURITY AGREEMENT

               THIS LOAN AND SECURITY AGREEMENT is made this 7th day of May, 1997, by and between FLEET CAPITAL CORPORATION ("Lender"), a Rhode Island corporation with an office at One North Franklin Street, Suite 3600, Chicago, Illinois 60606; and American Consumer Products, Inc. ("ACPI"), a Delaware corporation with its chief executive office and principal place of business at 31100 Solon Road, Solon, Ohio 44139, Product Merchandisers, Inc. ("PMI"), a Minnesota corporation with its chief executive office and place of business at P.O. Box 935, 1674 E. Clifford Road, Burnsville, Minnesota 44337-2901, and Boss Manufacturing Company ("Boss"), a Delaware corporation with its chief executive offices and place of business at 221 West First Street, Kewanee, Illinois 61443. ACPI, PMI and Boss are sometime referred to herein individually as a "Borrower" and collectively as "Borrowers". Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions. Accounting terms not otherwise specifically defined herein shall be construed in accordance with GAAP consistently applied.

                           SECTION 1.  CREDIT FACILITY

               Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, Lender agrees to make a Total Credit Facility of up to $30,000,000 available upon Borrowers' request therefor, as follows:

               1.1. REVOLVING CREDIT LOANS.

                    1.1.1. LOANS AND RESERVES. Lender agrees, for so long as no Default or Event of Default exists, to make Revolving Credit Loans to Borrowers from time to time, as requested by ACPI in the manner set forth in subsection 3.1.1 hereof, up to a maximum principal amount at any time outstanding equal to the Borrowing Base at such time minus the LC Amount and reserves, if any. Lender shall have the right to establish reserves in such amounts, and with respect to such matters, as Lender shall deem necessary or appropriate, against the amount of Revolving Credit Loans which Borrowers may otherwise request under this subsection 1.1.1, including, without limitation, with respect to (i) price adjustments, damages, unearned discounts, returned products or other matters for which credit memoranda are issued in the ordinary course of a Borrower's business; (ii) shrinkage, spoilage and obsolescence of Inventory; (iii) slow moving Inventory; (iv) other sums chargeable against a Borrower's Loan Account as Revolving Credit Loans under any section of this Agreement; (v) amounts owing by a Borrower to any Person to the extent secured by a Lien on, or trust over, any Property of a Borrower; and (vi) such other matters, events, conditions or contingencies as to which Lender, in its sole credit judgment, determines reserves should be established from time to time hereunder except that Lender shall not establish Reserves in respect of any matters relating to any items of Collateral that have been taken into account in determining Eligible Accounts or

               Eligible Inventory. Borrowers agree that a reserve equal to one month's rent will be established and remain in place under this subsection 1.1.1 with respect to any leased location where any Collateral is now or may hereafter be located if Borrowers have not obtained a landlord's agreement from the lessor of such premises in form and substance satisfactory to Lender.

                    1.1.2. USE OF PROCEEDS. The Revolving Credit Loans shall be used solely for the satisfaction of existing Indebtedness of Borrowers to National City Bank, as Agent for itself and NBD Bank, N.A., permitted Distributions to Vista 2000, Inc. ("Vista 2000") to be made on the Closing date and for Borrower's general operating capital needs in a manner consistent with the provisions of this Agreement and all applicable laws.

               1.2. LETTERS OF CREDIT; LC GUARANTIES.

               Lender agrees, for so long as no Default or Event of Default exists and if requested by ACPI, to (i) issue its, or cause to be issued its Affiliate's, Letters of Credit for the account of such Borrower as ACPI shall request or (ii) execute LC Guaranties by which Lender or its Affiliate shall guaranty the payment or performance by such Borrower as ACPI shall request of its reimbursement obligations with respect to Letters of Credit and letters of credit issued for such Borrower's account by other Persons in support of such Borrower's obligations (other than obligations for the repayment of Money Borrowed), PROVIDED that the LC Amount at any time shall not exceed $3,000,000. No Letter of Credit or LC Guarantee may have an expiration date that is after the last day of the Term. Any amounts paid by Lender under any LC Guaranty or in connection with any Letter of Credit shall be treated as Revolving Credit Loans, shall be secured by all of the Collateral and shall bear interest and be payable at the same rate and in the same manner as Base Rate Portions.

               1.3. OVERADVANCE FACILITY.

               Lender may in its sole discretion, for so long as no Default or Event of Default exists, make additional Revolving Credit Loans to Borrowers from time to time as requested by ACPI in an amount that, when aggregated with the then outstanding principal amount of Revolving Credit Loans and the LC Amount, exceeds the Borrowing Base by no more than $2,000,000, PROVIDED, HOWEVER, that (i) an Overadvance may exist for no more than 120 consecutive days and (ii) no Overadvance may be made or suffered to exist for 60 days following any date upon which an Overadvance ceases to exist. Any Overadvances made pursuant to this subsection 1.3 shall be treated as Revolving Credit Loans, shall be secured by all of the Collateral and shall bear interest at the same rate and payable in the same manner as Base Rate Portions.

                     SECTION 2.  INTEREST, FEES AND CHARGES

               2.1. INTEREST.

                    2.1.1. RATES OF INTEREST. Interest shall accrue on the principal amount of the Base Rate Portion outstanding at the end of each day at a fluctuating rate per annum equal to the Applicable Margin PLUS the Base Rate. The foregoing rate of interest shall increase or decrease by an amount equal to any increase or decrease in the Base Rate, effective as of the opening of business on the day that any such change in the Base Rate occurs. If Borrowers properly exercise the LIBOR Option as provided in Section 2.3, interest shall accrue on the principal amount of the LIBOR Portions outstanding at the end of each day at a rate per annum equal to the Applicable Margin plus the LIBOR Rate applicable to each LIBOR Portion for the corresponding LIBOR Period.

                    2.1.2. DEFAULT RATE OF INTEREST. Upon and after the occurrence of an Event of Default, and during the continuation thereof, the principal amount of all Loans shall bear interest at a rate per annum equal to 2.0% PLUS the interest rate otherwise applicable thereto (the "Default Rate").

                    2.1.3. MAXIMUM INTEREST. In no event whatsoever shall the aggregate of all amounts deemed interest hereunder and charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If any provisions of this Agreement, are in contravention of any such law, such provisions shall be deemed amended to conform thereto.

               2.2. COMPUTATION OF INTEREST AND FEES.

               Interest, Letter of Credit and LC Guaranty fees and unused line fees hereunder shall be calculated daily and shall be computed on the actual number of days elapsed over a year of 360 days. For the purpose of computing interest hereunder, all items of payment received by Lender shall be deemed applied by Lender on account of the Obligations (subject to final payment of such items) one Business Day after receipt by Lender of such items in Lender's account located in Chicago, Illinois.

               2.3. LIBOR OPTION.

                         (i) Upon the conditions that: (1) Lender shall have received a LIBOR Request from ACPI at least 3 Business Days prior to the first day of the LIBOR Period requested, (2) there shall have occurred no change in applicable law which would make it unlawful for Lender to obtain deposits of U.S. dollars in the London interbank foreign currency deposits market, (3) as of the date of the LIBOR Request and the first day of the LIBOR Period, there shall exist no Default or Event of Default, (4) Lender is able to determine the

                    LIBOR Rate in respect of the requested LIBOR Period or Lender is able to obtain deposits of U.S. dollars in the London interbank foreign currency deposits market in the applicable amounts and for the requested LIBOR Period, and (5) as of the first date of the LIBOR Period, there are no more than three outstanding LIBOR Portions including the LIBOR Portion being requested; then interest on the LIBOR Portion requested during the LIBOR Period requested will be based on the applicable LIBOR Rate.

                         (ii) Each LIBOR Request shall be irrevocable and binding on the requesting Borrowers. Borrowers shall indemnify Lender for any loss, penalty or expense incurred by Lender due to failure on the part of a Borrower to fulfill, on or before the date specified in any LIBOR Request, the applicable conditions set forth in this Agreement or due to the prepayment of the applicable LIBOR Portion prior to the last day of the applicable LIBOR Period, including, without limitation, any loss (including loss of anticipated profits) or expense incurred by reason of the liquidation or redeployment of deposits or other funds acquired by Lender to fund or maintain the requested LIBOR Portion.

                         (iii) If any Legal Requirement shall (1) make it unlawful for Lender to fund through the purchase of U.S. dollar deposits any LIBOR Portion or otherwise give effect to its obligations as contemplated under this
                    Section 2.3, or (2) shall impose on Lender any costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of Lender which includes deposits by reference to which the LIBOR Rate is determined as provided herein or a category of extensions of credit or other assets of Lender which includes any LIBOR Portion or (3) shall impose on Lender any restrictions on the amount of such a category of liabilities or assets which Lender may hold, then, in each such case, Lender may, by notice thereof to Borrowers, terminate the LIBOR Option. Any LIBOR Portion subject thereto shall immediately bear interest thereafter at the rate and in the manner provided for Base Rate Portions pursuant to subsection
                    2.1.1. Borrowers shall indemnify Lender against any loss, penalty or expense incurred by Lender due to liquidation or redeployment of deposits or other funds acquired Lender to fund or maintain any LIBOR Portion that is terminated hereunder.

                         (iv) Lender shall receive payments of amounts of principal of and interest with respect to the LIBOR Portions free and clear of, and without deduction for, any Taxes. If (1) Lender shall be subject to any Tax in respect of any LIBOR Portion or any part thereof or, (2) Borrowers shall be required to withhold or deduct any Tax from any such amount, the LIBOR Rate applicable to such LIBOR Portion shall be adjusted by Lender to reflect all additional costs incurred by Lender in connection with the payment by Lender or the withholding by any Borrower of such Tax and Borrowers shall provide Lender with a statement detailing the amount of any such Tax actually paid by any Borrower. Determination by Lender of the amount of such costs shall, in the absence of manifest error, be conclusive. If after any such adjustment any part of any Tax paid by Lender is subsequently recovered by Lender, Lender shall reimburse such Borrower to the extent of the amount so recovered. A certificate of an officer of Lender setting forth the amount of such recovery and the basis therefor shall, in the absence of manifest error, be conclusive.

               2.4. FACILITY FEE.

               Borrowers shall pay to Lender facility fee of $32,500 per annum, which shall be fully earned and nonrefundable on the Closing Date and shall be paid annually on each anniversary of the Closing Date.

               2.5. LETTER OF CREDIT AND LC GUARANTY FEES.

               Borrowers shall pay to Lender:

                         (i) for standby Letters of Credit and LC Guaranties of standby Letters of Credit, a fee equal to the aggregate face amount of such Letters of Credit and LC Guaranties outstanding from time to time during the Term times a per annum rate equal to the Applicable Margin for LIBOR Portions as in effect from time to time, PLUS all normal and customary charges associated with the issuance thereof, which fees and charges shall be deemed fully earned and shall be due and payable upon issuance of each such Letter of Credit or LC Guaranty and shall not be subject to rebate or proration upon the termination of this Agreement for any reason; and

                         (ii) for documentary Letters of Credit and LC
                    Guaranties of documentary Letters of Credit, a fee equal to the Applicable Margin for LIBOR Portions then in effect, PLUS the normal and customary charges associated with the issuance thereof as set forth on EXHIBIT Q hereof, payable upon the issuance of such Letter of Credit or execution of such LC Guaranty and an additional fee equal to the face amount of such Letter of Credit or LC Guaranty times the Applicable Margin for LIBOR Portions then in effect, payable upon each renewal or extension thereof. All of such fees and charges shall be fully earned and due and payable upon issuance, renewal or extension (as the case may be) of each such Letter of Credit or LC Guaranty, and shall not be subject to rebate or proration upon the termination of this Agreement for any reason.

               2.6. UNUSED LINE FEE.

               Borrowers shall pay to Lender a fee equal to 3/8 of 1.0% per annum of the average monthly amount by which $30,000,000 exceeds the sum of the outstanding principal balance of the Revolving Credit Loans plus the LC Amount. The unused line fee shall be payable monthly in arrears on the first day of each calendar month hereafter.

               2.7. AUDIT AND APPRAISAL FEES.

               Borrowers shall pay to Lender audit and appraisal fees in accordance with Lender's current schedule of fees in effect from time to time in connection with audits and appraisals of Borrowers' books and records and such other matters as Lender shall deem appropriate, plus all out-of-pocket expenses incurred by Lender in connection with such audits and appraisals. Audit fees shall be payable on the first day of the month following the date of issuance by Lender of a request for payment thereof to Borrowers.

               2.8. REIMBURSEMENT OF EXPENSES.

               If, at any time or times regardless of whether or not an Event of Default then exists, Lender incurs legal or accounting expenses or any other costs or out-of-pocket expenses in connection with (i) the negotiation and preparation of this Agreement or any of the other Loan Documents, any amendment of or modification of this Agreement or any of the other Loan Documents; (ii) the administration of this Agreement or any of the other Loan Documents and the transactions contemplated hereby and thereby; (iii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Lender, any Borrower or any other Person) in any way relating to the Collateral, this Agreement or any of the other Loan Documents or any Borrower's affairs; (iv) any attempt to enforce any rights of Lender against any Borrower or any other Person which may be obligated to Lender by virtue of this Agreement or any of the other Loan Documents, including, without limitation, the Account Debtors; or (v) any attempt to inspect, verify, protect, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Collateral; then all such legal and accounting expenses, other costs and out of pocket expenses of Lender shall be charged to Borrowers. All amounts chargeable to Borrowers under this Section 2.8 shall be Obligations secured by all of the Collateral, shall be payable on demand to Lender and shall bear interest from the date such demand is made until paid in full at the rate applicable to Base Rate Portions from time to time. Borrowers shall also reimburse Lender for expenses incurred by Lender in its administration of the Collateral to the extent and in the manner provided in
Section 6 hereof.

               2.9. BANK CHARGES.

               Borrowers shall pay to Lender, on demand, any and all fees, costs or expenses which Lender or any Participating Lender pays to a bank or other similar institution (including, without limitation, any fees paid by Lender to any Participating Lender) arising out of or in connection with (i) the forwarding to any Borrower or any other Person on behalf of any Borrower, by Lender or any Participating Lender, of proceeds of loans made by Lender to any

Borrower pursuant to this Agreement and (ii) the depositing for collection, by Lender or any Participating Lender, of any check or item of payment received or delivered to Lender or any Participating Lender on account of the Obligations.

                        SECTION 3.  LOAN ADMINISTRATION.

               3.1. MANNER OF BORROWING REVOLVING CREDIT LOANS.

               Borrowings under the credit facility established pursuant to
Section 1 hereof shall be as follows:

                    3.1.1. LOAN REQUESTS. A request for a Revolving Credit Loan shall be made, or shall be deemed to be made, in the following manner: (i) ACPI may give Lender notice of its intention to borrow, in which notice such ACPI shall specify the proposed Borrower, the amount of the proposed borrowing and the proposed borrowing date, no later than 11:00 a.m. Chicago, Illinois, time on the proposed borrowing date (or in accordance with Section 2.3 hereof in the case of a request for a LIBOR Portion), PROVIDED, however, that no such request may be made at a time when there exists a Default or an Event of Default; and (ii) the becoming due of any amount required to be paid under this Agreement, whether as interest or for any other Obligation, shall be deemed irrevocably to be a request for a Revolving Credit Loan on the due date in the amount required to pay such interest or other Obligation.

                    3.1.2. DISBURSEMENT. Borrowers hereby irrevocably authorize Lender to disburse the proceeds of each Revolving Credit Loan requested by ACPI, or deemed to be requested, pursuant to this subsection 3.1.2 as follows: (i) the proceeds of each Revolving Credit Loan requested under subsection 3.1.1(i) shall be disbursed by Lender in lawful money of the United States of America in immediately available funds, in the case of the initial borrowing, in accordance with the terms of the written disbursement letter from Borrowers, and in the case of each subsequent borrowing, by wire transfer to such bank account of the Borrower designated by ACPI to receive such proceeds as may be agreed upon by Borrowers and Lender from time to time or elsewhere if pursuant to a written direction from ACPI; and (ii) the proceeds of each Revolving Credit Loan requested under subsection 3.1.1(ii) shall be disbursed by Lender by way of direct payment of the relevant interest or other Obligation.

                    3.1.3. AUTHORIZATION. Borrowers hereby irrevocably authorize Lender, in Lender's sole discretion, to advance to Borrowers, and to charge to Borrowers' Loan Account hereunder as a Revolving Credit Loan, a sum sufficient to pay all interest accrued on the Obligations during the immediately preceding month and to pay all costs, fees and expenses at any time owed by Borrowers to Lender hereunder.

                    3.1.4. LETTER OF CREDIT AND LC GUARANTY REQUESTS. A request for a Letter of Credit or LC Guaranty shall be made in the following manner: ACPI may give Lender and Bank a written notice of its request for the issuance of a Letter of Credit or LC Guaranty, not later than 11:00 a.m. Chicago, Illinois time, one Business Day before the proposed issuance date thereof, in which notice such Borrower shall specify the Borrower for whose account the Letter of Credit or LC Guaranty is to be issued, the proposed issuer and issuance date; PROVIDED, that no such request may be made at a time when there exists a Default or Event of Default. Such request shall be accompanied by an executed application and reimbursement agreement in form and substance satisfactory to the Person being asked to issue the Letter of Credit or LC Guaranty, as well as any required corporate resolutions.

                    3.1.5. METHOD OF MAKING REQUESTS. Each Borrower hereby irrevocably appoints ACPI as its agent for requesting Loans under this Agreement and authorizes and directs Lender to make Loans and to issue Letters of Credit and LC Guaranties for the account of such Borrower as requested by ACPI from time to time. As an accommodation to Borrowers, unless a Default or an Event of Default is then in existence, (i)
               Lender shall permit telephonic requests for Revolving Credit Loans to Lender, (ii) Lender and Bank may, in their discretion, permit electronic transmittal of requests for Letters of Credit and LC Guaranties to them, and (iii) Lender may, in Lender's discretion, permit electronic transmittal of instructions, authorizations, agreements or reports to Lender.
                Unless a Borrower specifically directs Lender or Bank in
               writing not to accept or act upon telephonic or electronic communications from such Borrower, neither Lender nor Bank shall have any liability to Borrowers for any loss or damage suffered by such Borrower as a result of Lender's or Bank's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Lender or Bank by such Borrower and neither Lender nor Bank shall have any duty to verify the origin of any such communication or the authority of the person sending it. Each telephonic request for a Revolving Credit Loan, Letter of Credit or LC Guaranty accepted by Lender and Bank, if applicable, hereunder shall be promptly followed by a written confirmation of such request from the requesting Borrower to Lender and Bank, if applicable.

               3.2. PAYMENTS.

               Except where evidenced by notes or other instruments issued or made by Borrowers to Lender and accepted by Lender specifically containing payment provisions which are in conflict with this Section 3.2 (in which event the conflicting provisions of said notes or other instruments shall govern and control), the Obligations shall be payable as follows:

                    3.2.1. PRINCIPAL. Principal payable on account of Revolving Credit Loans shall be payable by Borrowers to Lender immediately upon the earliest of (i) the receipt by Lender or any Borrower of any proceeds of any of the Collateral, to the extent of said proceeds, except that, so long as no Default or Event of Default exists, if all Loans outstanding at the time of receipt by a Borrower of any such proceeds are LIBOR Portions, then Borrowers may direct that such proceeds be held by Lender in a non-interest bearing cash collateral account maintained by Lender or invested in the name of Lender in an investment that is not a Restricted Investment if so requested by ACPI to be applied to the payment of principal on the last day of the Interest Period applicable to each LIBOR Portion in the order of maturity; (ii) the occurrence of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of the Obligations, or (iii) termination of this Agreement pursuant to Section 4 hereof; PROVIDED, HOWEVER, that if an Overadvance other than one outstanding pursuant to the terms of Section 1.3 hereof shall exist at any time, Borrowers shall, on demand, repay the Overadvance.

                    3.2.2.    INTEREST.

                         (i) BASE RATE PORTION. Interest accrued on Base Rate Portions shall be due on the earliest of (1) the first calendar day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month, (2) the occurrence of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of the Obligations or
                    (3) termination of this Agreement pursuant to Section 4 hereof.

                         (ii) LIBOR PORTION.  Interest accrued on each LIBOR
                    Portion shall be due and payable on each LIBOR Interest Payment Date and on the earliest of (1) the last day of the Interest Period applicable to such LIBOR Portion, (2) the occurrence of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of the Obligations or (3) termination of this Agreement pursuant to Section 4 hereof.

                    3.2.3. COSTS, FEES AND CHARGES. Costs, fees and charges payable pursuant to this Agreement shall be payable by Borrowers as and when provided in Section 2 hereof, to Lender or to any other Person designated by Lender in writing.

                    3.2.4. OTHER OBLIGATIONS. The balance of the Obligations requiring the payment of money, if any, shall be payable by Borrowers to Lender as and when provided in this Agreement, the Other Agreements or the Security Documents, or on demand, whichever is later.

               3.3. APPLICATION OF PAYMENTS AND COLLECTIONS.

               All items of payment received by Lender by 12:00 noon, Chicago, Illinois, time, on any Business Day shall be deemed received on that Business Day. All items of payment received after 12:00 noon, Chicago, Illinois, time, on any Business Day shall be deemed received on the following Business Day. Borrowers irrevocably waive the right to direct the application of any and all payments and collections at any time or times hereafter received by Lender from or on behalf of Borrowers, and each Borrower does hereby irrevocably agree that, subject to subsection 3.2.1(i), Lender shall have the continuing exclusive right to apply and reapply any and all such payments and collections received at any time or times hereafter by Lender or its agent against the Obligations, in such manner as Lender may deem advisable, notwithstanding any entry by Lender upon any of its books and records. If as the result of collections of Accounts as authorized by subsection 6.2.6 hereof a credit balance exists in the Loan Account, such credit balance shall not accrue interest in favor of Borrowers, but shall be available to Borrowers at any time or times for so long as no Default or Event of Default exists.

               3.4. ALL LOANS TO CONSTITUTE ONE OBLIGATION; JOINT AND SEVERAL
                    LIABILITY.

               The Loans shall constitute one general Obligation of Borrowers, and shall be secured by Lender's Lien upon all of the Collateral. Borrowers shall be jointly and severally liable for the repayment of all Loans and the payment or fulfillment of all other Obligations hereunder.

               3.5. LOAN ACCOUNT.

               Lender shall enter all Loans as debits to a loan account (the "Loan Account") and shall also record in the Loan Account all payments made by Borrowers on any Obligations and all proceeds of Collateral which are finally paid to Lender, and may record therein, in accordance with customary accounting practice, other debits and credits, including interest and all charges and expenses properly chargeable to Borrowers.

               3.6. STATEMENTS OF ACCOUNT.

               Lender will account to Borrowers monthly with a statement of Loans, charges and payments made pursuant to this Agreement, and such account rendered by Lender shall be deemed final, binding and conclusive upon Borrowers unless Lender is notified by Borrowers in writing to the contrary within 30 days of the date each accounting is mailed to Borrowers. Such notice shall only be deemed an objection to those items specifically objected to therein.

                        SECTION 4.  TERM AND TERMINATION

               4.1. TERM OF AGREEMENT.

               Subject to Lender's right to cease making Loans to Borrowers upon or after the occurrence of any Default or Event of Default, this Agreement shall be in effect for a period of three years from the date hereof, through and including May ___, 2000 (the "Term"), unless terminated as provided in Section 4.2 hereof.

               4.2. TERMINATION.

                    4.2.1. TERMINATION BY LENDER. Lender may terminate this Agreement without notice upon or after the occurrence and during the continuance of an Event of Default.

                    4.2.2. Termination by Borrowers. Upon at least 30 days prior written notice to Lender, Borrowers may, at their option, terminate this Agreement; PROVIDED, HOWEVER, no such termination shall be effective until Borrowers have paid all of the

               Obligations in immediately available funds and all Letters of Credit and, LC Guaranties, have expired or have been cash collateralized to Lender's satisfaction. Any notice of termination given by Borrowers in the anticipation of a sale of the Borrowers shall be revocable at any time; any notice of termination given in anticipation of a refinancing of the Loans shall be irrevocable from and after the tenth day prior to the termination date stated therein unless Lender otherwise agrees in writing, and Lender shall have no obligation to make any Loans or issue or procure any Letters of Credit or LC Guaranties, on or after the termination date stated in such notice. Borrowers may elect to terminate this Agreement in its entirety only. No section of this Agreement or type of Loan available hereunder may be terminated singly.

                    4.2.3. TERMINATION CHARGES. At the effective date of termination of this Agreement for any reason prior to the last day of the Term, Borrowers shall pay to Lender (in addition to the then outstanding principal, accrued interest and other charges owing under the terms of this Agreement and any of the other Loan Documents) as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to 1.0% of the Total Credit Facility. No termination charge shall be payable if (i) termination occurs on the last day of the Term or (ii) ACPI does a secondary public offering or private placement of its stock and, in connection therewith, replaces the Total Credit Facility with conventional unsecured financing or if Vista 2000 does a secondary public offering or private placement and the proceeds thereof are used to replace the Total Credit Facility.

                    4.2.4. EFFECT OF TERMINATION. All of the Obligations shall be immediately due and payable upon the termination date stated in any notice of termination of this Agreement. All undertakings, agreements, covenants, warranties and representations of Borrowers contained in the Loan Documents shall survive any such termination and Lender shall retain its Liens in the Collateral and all of its rights and remedies under the Loan Documents notwithstanding such termination until all Obligations (other than Obligations under Section
               11.2 that have not yet been identified or quantified) have been discharged or paid, in full, in immediately available funds, together with the applicable termination charge, if any. Notwithstanding the payment in full of the Obligations, Lender shall not be required to terminate its security interests in the Collateral unless, with respect to any loss or damage Lender may incur as a result of dishonored checks or other items of payment received by Lender from any Borrower or any Account Debtor and applied to the Obligations, Lender shall, at its option, (i) have received a written agreement, executed by Borrowers jointly and severally, and by any Person whose loans or other advances to Borrowers are used in whole or in part to satisfy the Obligations, indemnifying Lender from any such loss or damage; or (ii) have retained such monetary reserves and Liens on the Collateral for such period of time as Lender, in its reasonable discretion, may deem necessary to protect Lender from any such loss or damage.

                         SECTION 5.  SECURITY INTERESTS

               5.1. SECURITY INTEREST IN COLLATERAL.

               To secure the prompt payment and performance to Lender of the Obligations, each Borrower hereby grants to Lender a continuing Lien upon all of such Borrower's assets, including all of the following Property and interests in Property of such Borrower, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

                         (i)    Accounts;

                         (ii)   Inventory;

                         (iii)  Equipment;

                         (iv)   General Intangibles;

                         (v)    Investment Property;

                         (vi) All monies and other Property of any kind now or at any time or times hereafter in the possession or under the control of Lender or a bailee or Affiliate of Lender;

                         (vii) All accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of
                    (i) through (vi) above, including, without limitation, proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and

                         (viii) All books and records (including, without
                    limitation, customer lists, credit files, computer programs, print-outs, and other computer materials and records) of each Borrower pertaining to any of (i) through (vii) above.

               5.2. LIEN PERFECTION; FURTHER ASSURANCES.

                    Borrowers shall execute such UCC-1 financing statements as are required by the Code and such other instruments, assignments or documents as are necessary to perfect Lender's Lien upon any of the Collateral and shall take such other action as may be required to perfect or to continue the perfection of Lender's Lien upon the Collateral. Unless prohibited by applicable law, each Borrower hereby authorizes Lender to execute and file any such financing statement on such Borrower's behalf. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof. At Lender's request, Borrowers shall also promptly execute or cause to be executed and shall deliver to Lender any and all documents, instruments and agreements deemed necessary by Lender to give effect to or carry out the terms or intent of the Loan Documents. In particular, but not by way of limitation of the foregoing, subject to the immediately following sentence, should the aggregate value of Inventory of any Borrower located at a particular outside processor exceed $20,000 at any time, such Borrower will notify Lender and will obtain from each such processor a processor's letter in form and substance satisfactory to Fleet; provided, that if the aggregate value of such Inventory is less than $20,000 at such a location, such Borrower will use its best efforts to obtain a processor's letter in form and substance satisfactory to Fleet. Further, in the event that (i) the aggregate value of Inventory of any Borrower located at a particular seasonal or overflow outside processor exceeds $75,000 at any time and (ii) Inventory at such seasonal or overflow processor remains at such processor in excess of two weeks, such Borrower will notify Lender and will obtain from each such processor a processor's letter in form and substance satisfactory to Fleet; provided, that if the value of such Inventory is less than $75,000 and such Inventory remains at such processor for less than one week, such Borrower shall use its best efforts to obtain a processor's letter in form and substance satisfactory to Fleet.

               5.3. LIEN ON REALTY.

               The due and punctual payment and performance of the Obligations shall also be secured by the Lien created by Mortgages upon all real Property of any Borrower described therein. The Mortgages shall be executed by each applicable Borrower in favor of Lender and shall be duly recorded, at Borrowers' expense, in each office where such recording is required to constitute a fully perfected Lien on the real Property covered thereby. Borrowers shall deliver to Lender, at Borrowers' expense, mortgagee title insurance policies issued by a title insurance company satisfactory to Lender, which policies shall be in form and substance satisfactory to Lender and shall insure a valid first Lien in favor of Lender on the Property covered thereby, subject only to those exceptions acceptable to Lender and its counsel. Borrowers shall deliver to Lender such other documents, including, without limitation, as-built survey prints of the real Property, as Lender and its counsel may request relating to the real Property subject to the Mortgage.

                     SECTION 6. COLLATERAL ADMINISTRATION

               6.1. GENERAL.

                    6.1.1. LOCATION OF COLLATERAL. All Collateral, other than Inventory in transit and motor vehicles, will at all times be kept by Borrowers and their respective Subsidiaries at one or more of business locations set forth in EXHIBIT B hereto and shall not, without the prior written approval of Lender, be moved therefrom except, prior to an Event of Default and Lender's acceleration of the maturity of the Obligations in consequence thereof, for (i) sales of Inventory in the ordinary course of business; and (ii) removals in connection with dispositions of Equipment that are authorized by subsection 6.4.2 hereof.

                    6.1.2. INSURANCE OF COLLATERAL.  Borrowers shall maintain
               and pay for insurance upon all Collateral wherever located and with respect to Borrowers' business, covering casualty, hazard, public liability and such other risks in such amounts and with such insurance companies as are reasonably satisfactory to Lender. Borrowers shall deliver the originals of such policies to Lender with satisfactory lender's loss payable endorsements, naming Lender as sole loss payee, assignee or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to Lender in the event of cancellation of the policy for any reason whatsoever and a clause specifying that the interest of Lender shall not be impaired or invalidated by any act or neglect of any Borrower or the owner of the Property or by the occupation of the premises for purposes more hazardous than are permitted by said policy. If Borrowers fail to provide and pay for such insurance, Lender may, at its option, but shall not be required to, procure the same and charge Borrowers therefor. Borrowers agree to deliver to Lender, promptly as rendered, true copies of all reports made in any reporting forms to insurance companies.

                    6.1.3. PROTECTION OF COLLATERAL. All expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral or in respect of the sale thereof shall be borne and paid by Borrowers. If Borrowers fail to promptly pay any portion thereof when due, Lender may, at its option, but shall not be required to, pay the same and charge Borrowers therefor. Lender shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in Lender's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other person whomsoever, but the same shall be at Borrowers' sole risk.

               6.2. ADMINISTRATION OF ACCOUNTS.

                    6.2.1.  RECORDS, SCHEDULES AND ASSIGNMENTS OF ACCOUNTS.
               Each Borrower shall keep accurate and complete records of its Accounts and all payments and collections thereon and shall submit to Lender on such periodic basis as Lender shall request a sales and collections report for the preceding period, in form satisfactory to Lender. On or before the fifteenth day of each month from and after the date hereof, Borrowers shall deliver to Lender, in form acceptable to Lender, a detailed aged trial balance of all Accounts existing as of the last day of the preceding month, specifying the names, face value, dates of invoices and due dates for each Account Debtor obligated on an Account so listed ("Schedule of Accounts"), a net debit report as of the last day of the preceding month and, upon Lender's request therefor, copies of proof of delivery and the original copy of all documents, including, without limitation, repayment histories and present status reports relating to the Accounts so scheduled and such other matters and information relating to the status of then existing Accounts as Lender shall reasonably request. If requested by Lender, Borrower shall execute and deliver to Lender formal written assignments of all of its

               Accounts weekly or daily, which shall include all Accounts that have been created since the date of the last assignment, together with copies of invoices or invoice registers related thereto.

                    6.2.2. DISCOUNTS, ALLOWANCES, DISPUTES. If any Borrower grants any discounts, allowances or credits that are not shown on the face of the invoice for the Account involved, such Borrower shall report such discounts, allowances or credits, as the case may be, to Lender as part of the next required Schedule of Accounts. Upon and after the occurrence of an Event of Default, Lender shall have the right to settle or adjust all disputes and claims directly with the Account Debtor and to compromise the amount or extend the time for payment of the Accounts upon such terms and conditions as Lender may deem advisable, and to charge the deficiencies, costs and expenses thereof, including attorney's fees, to Borrowers.

                    6.2.3. TAXES. If an Account includes a charge for any tax payable to any governmental taxing authority, Lender is authorized, in its sole discretion, to pay the amount thereof to the proper taxing authority for the account of Borrowers and to charge Borrowers therefor, provided, however that Lender shall not be liable for any taxes to any governmental taxing authority that may be due by any Borrower.

                    6.2.3. ACCOUNT VERIFICATION. Whether or not a Default or an Event of Default has occurred, any of Lender's officers, employees or agents shall have the right at any time or times hereafter to verify the validity, amount or any other matter relating to any Accounts by mail, telephone, telegraph or otherwise. Prior to a Default, such verifications may be made by Lender in the name of its designee or any Borrower upon prior notice to ACPI. After a Default, such verifications may also be made by Lender in its own name and without prior notice to ACPI. Borrowers shall cooperate fully with Lender in an effort to facilitate and promptly conclude any such verification process.

                    6.2.5. MAINTENANCE OF DOMINION ACCOUNT. Borrowers shall maintain a Dominion Account or Accounts pursuant to a lockbox arrangements acceptable to Lender with such banks as may be selected by Borrowers and be acceptable to Lender. Borrowers shall issue to any such banks an irrevocable letter of instruction directing such banks to deposit all payments or other remittances received in the lockbox to the Dominion Account for application on account of the Obligations, except that, prior to a Default, remittances received in Canada in Canadian funds may be deposited in the appropriate Borrower's operating account in Canada. All funds deposited in any Dominion Account shall immediately become the property of Lender and Borrowers shall obtain the agreement by such banks in favor of Lender to waive any offset rights against the funds so deposited. Lender assumes no responsibility for such lockbox arrangement, including, without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder.

                    6.2.6. COLLECTION OF ACCOUNTS, PROCEEDS OF COLLATERAL. To expedite collection, Borrowers shall endeavor in the first instance to make collection of their Accounts for Lender. All remittances received by any Borrower on account of Accounts, together with the proceeds of any other Collateral, shall be held as Lender's property by such Borrower as trustee of an express trust for Lender's benefit and such Borrower shall immediately deposit same in kind in the Dominion Account. Lender retains the right at all times after the occurrence of a Default or an Event of Default to notify Account Debtors that Accounts have been assigned to Lender and to collect Accounts directly in its own name and to charge the collection costs and expenses, including attorneys' fees, to Borrowers.

               6.3. ADMINISTRATION OF INVENTORY.

                    6.3.1. RECORDS AND REPORTS OF INVENTORY. Each Borrower shall keep accurate and complete records of its Inventory. Borrowers shall furnish to Lender Inventory reports in form and detail satisfactory to Lender at such times as Lender may request, but at least once each month, not later than the fifteenth day of such month. Borrowers shall conduct a physical inventory no less frequently than annually and shall provide to Lender a report based on each such physical inventory promptly thereafter, together with such supporting information as Lender shall request.

                    6.3.1. RETURNS OF INVENTORY. If at any time or times hereafter any Account Debtors return any Inventory to any Borrower having an aggregate value in excess of $50,000, such Borrower shall immediately notify Lender of the same, specifying the reason for such return and the location, condition and intended disposition of the returned Inventory.

               6.4. ADMINISTRATION OF EQUIPMENT.

                    6.4.1. RECORDS AND SCHEDULES OF EQUIPMENT. Each Borrower shall keep accurate records itemizing and describing the kind, type, quality, quantity and value of its Equipment and all dispositions made in accordance with subsection 6.4.2 hereof, and shall furnish Lender with a current schedule containing the foregoing information on at least an annual basis and more often if requested by Lender. Immediately on request therefor by Lender, Borrowers shall deliver to Lender any and all evidence of ownership, if any, of any of the Equipment.

                    6.4.2. DISPOSITIONS OF EQUIPMENT. No Borrower will sell, lease or otherwise dispose of or transfer any of the Equipment or any part thereof without the prior written consent of Lender; PROVIDED, HOWEVER, that the foregoing restriction shall not apply, for so long as no Default or Event of Default exists, to (i) dispositions of Equipment which, in the aggregate during any consecutive twelve-month period, has a fair market value or book value, whichever is greater, of $100,000 or less, provided that all proceeds thereof are remitted to Lender for application to the Loans, or (ii) replacements of Equipment that is substantially worn, damaged or obsolete with Equipment of like kind, function and value, provided that the replacement Equipment shall be acquired prior to or concurrently with any disposition of the Equipment that is to be replaced, the replacement Equipment shall be free and clear of Liens other than Permitted Liens that are Purchase Money Liens, and such Borrower shall have given Lender at least 5 days prior written notice of such disposition.

               6.5. PAYMENT OF CHARGES.

               All amounts chargeable to Borrowers under Section 6 hereof shall be Obligations secured by all of the Collateral, shall be payable on demand and shall bear interest from the date such advance was made until paid in full at the rate applicable to Base Rate Portions from time to time.

                  SECTION 7.  REPRESENTATIONS  AND  WARRANTIES

               7.1. GENERAL REPRESENTATIONS AND WARRANTIES.

               To induce Lender to enter into this Agreement and to make advances hereunder, Borrowers, jointly and severally, warrant, represent and covenant to Lender that:

                    7.1.1. ORGANIZATION AND QUALIFICATION. Each Borrower and each of their respective Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each Borrower and each of their respective Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign corporation in each state or jurisdiction listed on Exhibit C hereto and in all other states and jurisdictions where the failure to be so qualified would have a material adverse effect on such Borrower or Subsidiary.

                    7.1.2. CORPORATE POWER AND AUTHORITY. Each Borrower and each of their respective Subsidiaries is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Loan Documents have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the shareholders of any Borrower or any of each of their respective Subsidiaries; (ii) contravene any Borrower's or any of their respective Subsidiaries' charter, articles or certificate of incorporation or by-laws; (iii) violate, or cause any Borrower or any of their respective Subsidiaries to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to such Borrower or any such Subsidiary; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower or any of their respective Subsidiaries is a party or by which it or its Properties may be bound or affected, the breach of which would result in any material adverse effect on any of the Borrowers, their Subsidiaries or their respective assets; or (v) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by any Borrower or any of their respective Subsidiaries.

                    7.1.3. LEGALLY ENFORCEABLE AGREEMENT. This Agreement is, and each of the other Loan Documents when delivered under this Agreement will be, a legal, valid and binding obligation of each of Borrower and each of their respective Subsidiaries party thereto, enforceable against it in accordance with its respective terms, subject to the effect of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors generally.

                    7.1.4. CAPITAL STRUCTURE. Exhibit D hereto states (i) the correct name of each of the Subsidiaries of each Borrower, its jurisdiction of incorporation and the percentage of its Voting Stock owned by the relevant
                Borrower, (ii) the names of each Borrower's Corporate or joint venture Affiliates and the nature of the affiliation, (iii) the number, nature and holder of all outstanding Securities of each Borrower and each Subsidiary of each Borrower and
                (iv) the number of authorized, issued and treasury shares of each Borrower and each Subsidiary of each Borrower. Each Borrower has good title to all of the shares it purports to own of the stock of each of its Subsidiaries, free and clear in each case of any Lien other than Permitted Liens. All such shares have been duly issued and are fully paid and non-assessable. There are no outstanding options to purchase, or any rights or warrants to subscribe for, or any commitments or agreements to issue or sell, or any Securities or obligations convertible into, or any powers of attorney relating to, shares of the capital stock of any Borrower or any of their respective Subsidiaries. There are no outstanding agreements or instruments binding upon any of any Borrower's shareholders relating to the ownership of its shares of capital stock.

                    7.1.5. CORPORATE NAMES. No Borrower and none of their respective Subsidiaries has been known as or used any corporate, fictitious or trade names within the last year except those listed on EXHIBIT E hereto. Except as set forth on EXHIBIT E, no Borrower and none of their respective Subsidiaries has, within the last year, been the surviving corporation of a merger or consolidation or has acquired all or substantially all of the assets of any Person.

                    7.1.6. BUSINESS LOCATIONS; AGENT FOR PROCESS. Each Borrower's and each of their respective Subsidiaries' chief executive office and other places of business are as listed on Exhibit B hereto. During the preceding one-year period, no Borrower and none of their respective Subsidiaries has had an office, place of business or agent for service of process other than as listed on EXHIBIT B. Except as shown on EXHIBIT B and except for Inventory with an aggregate value of $15,000 or less in the possession of employees or sales representatives of Borrowers, no Inventory is stored with a bailee, warehouseman or similar party, nor is any Inventory consigned to any Person.

                    7.1.7. TITLE TO PROPERTIES; PRIORITY OF LIENS. Each Borrower and each of their respective Subsidiaries has good, indefeasible and marketable title to and fee simple ownership of, or valid and subsisting leasehold interests in, all of its real Property, and good title to all of the Collateral and all of its other Property, in each case, free and clear of all Liens except Permitted Liens. Each Borrower has paid or discharged all lawful claims which, if unpaid, might become a Lien against any of such Borrower's Properties that is not a Permitted Lien. The Liens granted to Lender under
                Section 5 hereof are first priority Liens, subject only to Permitted Liens.

                    7.1.8. ACCOUNTS. Lender may rely, in determining which Accounts are Eligible Accounts, on all statements and representations made by any Borrower with respect to any Account or Accounts. Unless otherwise indicated in writing to Lender in the next Schedule of Accounts delivered to Lender in accordance with Section 6.2.1, or, in cases of Accounts which have balances of $5,000 or more, promptly upon any Borrower's becoming aware thereof, with respect to each Account that Borrowers have requested Lender to treat as an Eligible Account:

                         (i) It is genuine and in all respects what it purports to be, and it is not evidenced by a judgment;

                         (ii) It arises out of a completed, BONA FIDE sale
                    and delivery of goods or rendition of services by a Borrower in the ordinary course of its business and in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto and forming a part of the contract between such Borrower and the Account Debtor;

                         (iii) It is for a liquidated amount maturing as
                    stated in the duplicate invoice covering such sale or rendition of services, a copy of which has been furnished or is available to Lender;

                         (iv) Such Account, and Lender's Lien therein, is
                    not, and will not (by voluntary act or omission of any Borrower) be in the future, subject to any offset, Lien, deduction, defense, dispute, counterclaim or any other adverse condition except for disputes resulting in returned goods where the amount in controversy is deemed by Lender to be immaterial, and each such Account is absolutely owing to a Borrower and is not contingent in any respect or for any reason;

                         (v) No Borrower has made any agreement with any
                    Account Debtor thereunder for any extension, compromise, settlement or modification of any such Account or any deduction therefrom, except discounts or allowances which are granted by a Borrower in the ordinary course of its business for prompt payment and which are reflected in the calculation of the net amount of each respective invoice related thereto and are reflected in the Schedules of Accounts submitted to Lender pursuant to subsection 6.2.1 hereof;

                         (vi) There are no facts, events or occurrences which
                    in any way impair the validity or enforceability of any Accounts or tend to reduce the amount payable thereunder from the face amount of the invoice and statements delivered to Lender with respect thereto;

                         (vii) To the best of each Borrower's knowledge, the
                    Account Debtor thereunder (1) had the capacity to contract at the time any contract or other document giving rise to the Account was executed and (2) such Account Debtor is Solvent; and

                         (viii) To the best of each Borrower's knowledge,
                    there are no proceedings or actions which are threatened or pending against any Account Debtor thereunder which might result in any material adverse change in such Account Debtor's financial condition or the collectibility of such Account.

                    7.1.9. EQUIPMENT. The Equipment is in good operating condition and repair, and all necessary replacements of and repairs thereto shall be made so that the value and operating efficiency of the Equipment shall be maintained and preserved, reasonable wear and tear excepted. At the date of this Agreement, no material amount of Equipment is so affixed to any real Property leased to any Borrower that an interest arises therein under the real estate laws of the applicable jurisdiction. From and after the date of this Agreement, no Borrower will permit any of the Equipment not so affixed on the date of this Agreement to become affixed to any real Property leased to such Borrower so that an interest arises therein under the real estate laws of the applicable jurisdiction unless the landlord of such real Property has executed a landlord waiver or leasehold mortgage in favor of and in form acceptable to Lender, and no Borrower will permit any of the Equipment to become an accession to any personal Property other than Equipment that is subject to first priority (except for Permitted Liens) Liens in favor of Lender.

                    7.1.10. FINANCIAL STATEMENTS; FISCAL YEAR. The Consolidated and consolidating balance sheets of ACPI and such other Persons described therein (including the accounts of all Subsidiaries of ACPI and their respective Subsidiaries for the respective periods during which a Subsidiary relationship existed) as of December 31, 1996, and February 28, 1997, respectively and the related statements of income, changes in stockholder's equity, and changes in financial position for the periods ended on such dates, have been prepared in accordance with GAAP, and present fairly the financial positions of Borrowers and such Persons at such dates and the results of Borrowers' and such Persons' operations for such periods. Since February 28, 1997, there has been no material change in the condition, financial or otherwise, of any Borrower or such other Persons as shown on the Consolidated balance sheet as of such date and no change in the aggregate value of Equipment and real Property owned by Borrowers or such other Persons, except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse. The fiscal year of Borrowers and each of their respective Subsidiaries ends on the last Saturday of the 52nd week of each year.

                    7.1.11. FULL DISCLOSURE. The financial statements referred to in subsection 7.1.10 hereof do not, nor does this Agreement or any other written statement of any Borrower to Lender, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. There is no fact which any Borrower has failed to disclose to Lender in writing which materially affects adversely or, so far as any Borrower can now foresee, will materially affect adversely the Properties, business, prospects, profits or condition (financial or otherwise) of any Borrower or any of their respective Subsidiaries or the ability of any Borrower or their respective Subsidiaries to perform this Agreement or the other Loan Documents.

                    7.1.12. SOLVENT FINANCIAL CONDITION. Each Borrower and each of their respective Subsidiaries is now and, after giving effect to the Loans to be made and the Letters of Credit, and LC Guaranties to be issued hereunder, at all times will be, Solvent.

                    7.1.13. SURETY OBLIGATIONS. No Borrower and none of their respective Subsidiaries is obligated as surety or indemnitor under any surety or similar bond or other contract issued or entered into to assure payment, performance or completion of performance of any undertaking or obligation of any Person.

                    7.1.14. TAXES. ACPI's federal tax identification number is 34-1376833. The federal tax identification number of each of PMI, Boss and their respective Subsidiaries is shown on EXHIBIT F hereto. Each Borrower and each of its Subsidiaries has filed all federal, state and local tax returns and other reports it is required by law to file and has paid, or made provision for the payment of, all taxes, assessments, fees, levies and other governmental charges upon it, its income and Properties as and when such taxes, assessments, fees, levies and charges are due and payable, unless and to the extent any thereof are being actively contested in good faith and by appropriate proceedings and each Borrower maintains reasonable reserves on its books therefor. The provision for taxes on the books of each Borrower and each of their respective Subsidiaries is adequate for all years not closed by applicable statutes, and for the current fiscal year.

                    7.1.15. BROKERS. There are no claims for brokerage commissions, finder's fees or investment banking fees in connection with the transactions contemplated by this Agreement.

                   7.1.16. PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES. Each Borrower and each of their respective Subsidiaries owns or possesses all the patents, trademarks, service marks, trade names, copyrights and licenses necessary for the conduct of its business without any known conflict with the rights of others. All such patents, trademarks, service marks, trade names, copyrights, licenses and other similar rights are listed on Exhibit G hereto.

                   7.1.17. GOVERNMENTAL CONSENTS. Each Borrower and each of their respective Subsidiaries has, and is in good standing with respect to, all governmental consents, approvals, licenses, authorizations, permits, certificates, inspections and franchises necessary to continue to conduct its business as conducted by it and to own or lease and operate its Properties as now owned or leased by it.

                   7.1.18. COMPLIANCE WITH LAWS. Each Borrower and each of their respective Subsidiaries has duly complied in all material respects with, and its Properties, business operations and leaseholds are in compliance in all material respects with, the provisions of all federal, state and local laws, rules and regulations applicable to such Borrower or such Subsidiary, as applicable, its Properties or the conduct of its business and there have been no citations, notices or orders of material noncompliance issued to such Borrower or any of its Subsidiaries under any such law, rule or regulation. Each Borrower and each of their respective Subsidiaries has established and maintains an adequate monitoring system to insure that it remains in compliance with all federal, state and local laws, rules and regulations applicable to it. No Inventory has been produced in violation of the Fair Labor Standards Act (29 U.S.C. Section 201 ET SEQ.), as amended.

                   7.1.19. RESTRICTIONS. No Borrower and none of their respective Subsidiaries is a party or subject to any contract, agreement, or charter or other corporate restriction, which materially and adversely affects its business or the use or ownership of any of its Properties. No Borrower and none of their respective Subsidiaries is a party or subject to any contract or agreement which restricts its right or ability to incur Indebtedness, other than as set forth on EXHIBIT H hereto, none of which prohibit the execution of or compliance with this Agreement or the other Loan Documents by Borrower or any of their respective Subsidiaries, as applicable.

                    7.1.20. LITIGATION. Except as set forth on EXHIBIT I hereto, there are no actions, suits, proceedings or investigations pending, or to the knowledge of any Borrower, threatened, against or affecting any Borrower or any of their respective Subsidiaries, or the business, operations, Properties, prospects, profits or condition of any Borrower or any of their respective Subsidiaries. No Borrower and none of their respective Subsidiaries is in default with respect to any order, writ, injunction, judgment, decree or rule of any court, governmental authority or arbitration board or tribunal.

                    7.1.21. NO DEFAULTS. No event has occurred and no condition exists which would, upon or after the execution and delivery of this Agreement or any Borrower's performance hereunder, constitute a Default or an Event of Default. No Borrower and none of their respective Subsidiaries is in default in (and no event has occurred and no condition exists which constitutes, or which with the passage of time or the giving of notice or both would constitute, a default in) the payment of any Indebtedness to any Person for Money Borrowed.

                    7.1.22. LEASES. EXHIBIT J hereto is a complete listing of all capitalized leases of each Borrower and their respective Subsidiaries and EXHIBIT K hereto is a complete listing of all operating leases of each Borrower and their respective Subsidiaries. Each Borrower and each of their respective Subsidiaries is in full compliance with all of the terms of each of its respective capitalized and operating leases.

                    7.1.23. PENSION PLANS. Except as disclosed on EXHIBIT L hereto, no Borrower and none of their respective Subsidiaries has any Plan. Each Borrower and each of their respective Subsidiaries is in substantial compliance with the requirements of ERISA and the regulations promulgated thereunder with respect to each Plan. No fact or situation that could result in a material adverse change in the financial condition of any Borrower or any of their respective Subsidiaries exists in connection with any Plan. No Borrower and none of their respective Subsidiaries has any withdrawal liability in connection with a Multiemployer Plan.

                    7.1.24. TRADE RELATIONS. There exists no actual or threatened termination, cancellation or limitation of, or any modification or change in, the business relationship between any Borrower or any of their respective Subsidiaries and any customer or any group of customers whose purchases individually or in the aggregate are material to the business of any Borrower or any of their Subsidiaries, or with any material supplier, and there exists no present condition state of facts or circumstances which would materially affect adversely any Borrower or any of their respective Subsidiaries or prevent any Borrower or any of their respective Subsidiaries from conducting such business after the consummation of the transaction contemplated by this Agreement in substantially the same manner in which it has heretofore been conducted.

                    7.1.25. LABOR RELATIONS. Except as described on EXHIBIT M hereto, no Borrower and none of their respective Subsidiaries is a party to any collective bargaining agreement. There are no material grievances, disputes or controversies with any union or any other organization of any Borrower's or any of their respective Subsidiaries' employees, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.

               7.2. CONTINUOUS NATURE OF REPRESENTATIONS AND WARRANTIES.

               Each representation and warranty (except the second sentence of subsection 7.1.10 and the reference to financial statements in the first sentence of subsection 7.1.11, it being understood that the financial statements described in subsection 7.1.10 are as represented only as of the respective dates thereof) contained in this Agreement and the other Loan Documents shall be continuous in nature and shall remain accurate, complete and not misleading at all times during the term of this Agreement, except for changes in the nature of any Borrower's or any of their respective Subsidiaries' business or operations that would render the information in any exhibit attached hereto either inaccurate, incomplete or misleading, so long as Lender has consented to such changes or such changes are expressly permitted by this Agreement.

               7.3. SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

               All representations and warranties of Borrowers contained in this Agreement or any of the other Loan Documents shall survive the execution, delivery and acceptance thereof by Lender and the parties thereto and the closing of the transactions described therein or related thereto.

                SECTION 8. COVENANTS AND CONTINUING AGREEMENTS

               8.1. AFFIRMATIVE COVENANTS.

               During the term of this Agreement, and thereafter for so long as there are any Obligations to Lender, Borrowers covenant that, unless otherwise consented to by Lender in writing, they shall:

                    8.1.1. VISITS AND INSPECTIONS. Permit representatives of Lender, from time to time, as often as may be reasonably requested, but only during normal business hours, to visit and inspect the Properties of Borrowers and each of their respective Subsidiaries, inspect, audit and make extracts from their respective books and records, and discuss with their respective officers, employees and independent accountants, each Borrower's and each of their respective Subsidiaries' business, assets, liabilities, financial condition, business prospects and results of operations.

                    8.1.2. NOTICES. Promptly notify Lender in writing of the occurrence of any event or the existence of any fact which renders any representation or warranty in this Agreement or any of the other Loan Documents inaccurate, incomplete or misleading.

                    8.1.3. FINANCIAL STATEMENTS. Keep, and cause each of their Subsidiaries to keep, adequate records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all its financial transactions; and cause to be prepared and furnished to Lender the following (all to be prepared in accordance with GAAP applied on a consistent basis, unless Borrowers'
               certified public accountants concur in any change therein and such change is disclosed to Lender and is consistent with GAAP):

                         (i) not later than 120 days after the close of each fiscal year of ACPI, unqualified (except for a qualification for a change in accounting principles with which the accountant concurs) audited financial statements of ACPI, its Subsidiaries and each of their respective Subsidiaries as of the end of such year, on a Consolidated and consolidating basis, certified by a firm of independent certified public accountants of recognized standing selected by ACPI acceptable to Lender;

                         (ii) not later than 30 days after the end of each
                     month hereafter, including the last month of ACPI's fiscal year, unaudited interim financial statements of ACPI, its Subsidiaries and each of their respective Subsidiaries as of the end of such month and of the portion of ACPI's fiscal year then elapsed, on a Consolidated and consolidating basis, certified by the principal financial officer of ACPI as prepared in accordance with GAAP and fairly presenting the Consolidated financial position and results of operations of ACPI, its Subsidiaries and each of their respective Subsidiaries for such month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

                         (iii) promptly after the sending or filing thereof,
                     as the case may be, copies of any proxy statements, financial statements or reports which ACPI has made available to its shareholders and copies of any regular, periodic and special reports or registration statements which ACPI files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or any national securities exchange;

                         (iv) promptly after the filing thereof, copies of
                     any annual report to be filed with ERISA in connection with each Plan; promptly after the filing thereof, a copy of each 10-K and 10-Q filed by Vista 2000 with the Securities Exchange Commission; and

                         (vi) such other data and information (financial and
                     otherwise) as Lender, from time to time, may reasonably request, bearing upon or related to the Collateral or any Borrower's or any of their respective Subsidiaries' financial condition or results of operations.

               Concurrently with the delivery of the financial statements described in clause (i) of this subsection 8.1.3, ACPI shall forward to Lender a copy of the accountants' letter to ACPI's management that is prepared in connection with such financial statements and also shall cause to be prepared and shall furnish to Lender a certificate of the aforesaid certified public accountants certifying to Lender that, based upon their examination of the financial statements of ACPI, its Subsidiaries and their respective Subsidiaries performed in connection with their examination of said financial statements, they are not aware of any Default or Event of Default, or, if they are aware of such Default or Event of Default, specifying the nature thereof.Concurrently with the delivery of the financial statements described in clauses (i) and
(ii) of this subsection 8.1.3, or more frequently if requested by Lender, ACPI shall cause to be prepared and furnished to Lender a Compliance Certificate in the form of EXHIBIT N hereto executed by the Chief Financial Officer of ACPI.

                    8.1.4. LANDLORD AND STORAGE AGREEMENTS. Provide Lender
                with copies of all agreements between any Borrower or any of their respective Subsidiaries and any landlord or warehouseman which owns any premises at which any Inventory may, from time to time, be kept.

                    8.1.5. GUARANTOR FINANCIAL STATEMENTS. Deliver or cause to be delivered to Lender financial statements for each Guarantor (to the extent not delivered pursuant to subsection
                8.1.3 hereof) in form and substance satisfactory to Lender at such intervals and covering such time periods as Lender may request.

                    8.1.6. PROJECTIONS. No later than the end of each fiscal
                year of Borrowers, deliver to Lender preliminary Projections of Borrowers for the forthcoming fiscal year, month by month and no later than February 28th of each year deliver to Lender final Projections for the then current fiscal year, month by month.

                8.2. NEGATIVE COVENANTS.

                During the term of this Agreement, and thereafter for so long as there are any Obligations to Lender, Borrowers covenant that, unless Lender has first consented thereto in writing, they will not:

                    8.2.1. MERGERS; CONSOLIDATIONS; ACQUISITIONS. Merge or
                consolidate, or permit any Subsidiary of any Borrower to merge or consolidate, with any Person; or acquire, or permit any of their respective Subsidiaries to acquire, all or any substantial part of the Properties of any Person.

                    8.2.1. LOANS. Make, or permit any Subsidiary of any
                Borrower to make, any loans or other advances of money (other than loans representing Indebtedness permitted under Section 8.2.3(iii) hereof and/or for salary, travel advances, advances against commissions and other similar advances in the ordinary course of business) to any Person.

                    8.2.3. TOTAL INDEBTEDNESS. Create, incur, assume, or
                suffer to exist, or permit any Subsidiary of any Borrower to create, incur or suffer to exist, any Indebtedness, except:

                           (i) Obligations owing to Lender;

                           (ii) Indebtedness listed on Exhibit O hereto and
                     refinancing thereof on terms no less favorable to the obligor;

                           (iii) Indebtedness of any Subsidiary of any
                     Borrower to that Borrower;

                           (iv) accounts payable to trade creditors and
                     payables incurred in the operation of the businesses of the Borrowers and their respective Subsidiaries (other than for Money Borrowed not permitted under subsection
                     (iii) above) which are not aged more than 120 days from billing date or more than 30 days from the due date, in each case incurred in the ordinary course of business and paid within such time period, unless the same are being actively contested in good faith and by appropriate and lawful proceedings; and such Borrower or such Subsidiary shall have set aside such reserves, if any, with respect thereto as are required by GAAP and deemed adequate by such Borrower or such Subsidiary and its independent accountants;

                           (v) Obligations to pay Rentals permitted by
                     subsection 8.2.13;

                           (vi) Permitted Purchase Money Indebtedness;

                           (vii) contingent liabilities arising out of
                     endorsements of checks and other negotiable instruments for deposit or collection in the ordinary course of business; and

                           (viii) Indebtedness not included in paragraphs (i)
                     through (vii) above which does not exceed at any time, in the aggregate, the sum of $100,000.

                      8.2.4. AFFILIATE TRANSACTIONS. Enter into, or be a
                party to, or permit any Subsidiary of any Borrower to enter into or be a party to, any transaction with any Affiliate of any Borrower or stockholder, except in the ordinary course of and pursuant to the reasonable requirements of such Borrower's or such Subsidiary's business and upon fair and reasonable terms which are fully disclosed to Lender and are no less favorable to such Borrower than would obtain in a comparable arm's length transaction with a Person not an Affiliate or stockholder of such Borrower or such Subsidiary.

                      8.2.5. LIMITATION ON LIENS. Create or suffer to exist,
                or permit any Subsidiary of any Borrower to create or suffer to exist,any Lien upon any of its Property, income or profits, whether now owned or hereafter acquired, except:

                             (i) Liens at any time granted in favor of Lender;

                             (ii) Liens for taxes (excluding any Lien imposed
                     pursuant to any of the provisions of ERISA) not yet due, or being contested in the manner described in subsection 7.1.14 hereto, but only if in Lender's judgment such Lien does not adversely affect Lender's rights or the priority of Lender's Lien in the Collateral;

                             (iii) Liens arising in the ordinary course of a
                     Borrower's business by operation of law or regulation, but only if payment in respect of any such Lien is not at the time required and such Liens do not, in the aggregate, materially detract from the value of the Property of any Borrower or materially impair the use thereof in the operation of such Borrower's business;

                             (iv) Purchase Money Liens securing Permitted
                     Purchase Money Indebtedness;

                             (v) Liens securing Indebtedness of one of a
                     Borrower's Subsidiaries to such Borrower or another such Subsidiary;

                             (vi) such other Liens as appear on EXHIBIT P
                     hereto; and

                             (vii) such other Liens as Lender may hereafter
                     approve in writing.

                     8.2.6. SUBORDINATED DEBT. Make, or permit any Subsidiary
                of any Borrower to make, any payment of any part or all of any Subordinated Debt or take any other action or omit to take any other action in respect of any Subordinated Debt, except in accordance with the subordination agreement relative thereto.

                     8.2.7. DISTRIBUTIONS. Declare or make, or permit any
                Subsidiary of any Borrower to declare or make, any Distributions except that, provided no Default or Event of Default exists at the time of, or would be caused by the making of, any such Distribution and provided that, after making any such Distribution, Availability is not less than $3,000,000 (i) any Subsidiary of any Borrower may make Distributions to its immediate parent; (ii) ACPI may make a Distribution of $250,000 to Vista 2000 on the Closing Date and subsequent quarterly Distributions commencing June 30, 1997, in the amount of $62,500 each; (iii) ACPI may make a Distribution to Vista2000 in an amount sufficient to reimburse Vista 2000 for any cash taxes paid by it on behalf of ACPI; (iv) ACPI may make an additional annual Distribution to Vista 2000, in an amount not to exceed 50% of ACPI's consolidated excess cash flow for any fiscal year of Borrowers, defined as net income for such fiscal year plus depreciation, amortization and other non-cash charges minus scheduled principal payments on Indebtedness for Money Borrowed, the non-financed portion of Capital Expenditures and all Distributions paid to Vista 2000during such fiscal year; and (v) ACPI Real Estate, Inc. may make a Distribution to Vista 2000 in the amount of the net proceeds of the sale of any real estate owned by it and ACPI may make a Distribution to Vista 2000 in the amount of the net proceeds of the sale of any real estate owned by Boss Manufacturing Real Estate, Inc. that are actually received by ACPI.

                    8.2.8. CAPITAL EXPENDITURES. Make Capital Expenditures
                (including, without limitation, by way of capitalized leases) which,in the aggregate, as to all Borrowers and all of their respective Subsidiaries, exceed $3,000,000 during any fiscal year of Borrowers not including Capital Expenditures with respect to Boss' Springfield, Illinois, facility made during fiscal year 1997 but prior to the date of this Agreement.

                    8.2.9. DISPOSITION OF ASSETS. Sell, lease or otherwise
                dispose of any of, or permit any Subsidiary of any Borrower to sell,lease or otherwise dispose of any of, its Properties, including any disposition of Property as part of a sale and leaseback transaction,to or in favor of any Person, except
                (i) sales of Inventory in the ordinary course of business for so long as no Event of Default exists hereunder, (ii) transfers of Property to any Borrower by a Subsidiary of any Borrower, (iii) dispositions expressly authorized by this Agreement, or (iv) the sale of the respective parcels of real estate owned by ACPI Real Estate, Inc. and Boss Manufacturing Real Estate,Inc.

                    8.2.10. STOCK OF SUBSIDIARIES. Permit any of their
                respective Subsidiaries to issue any additional shares of its capital stock except director's qualifying shares.

                    8.2.11. BILL-AND-HOLD SALES, ETC. Make a sale to any
                customer on a bill-and-hold, guaranteed sale, sale and return, sale on approval or consignment basis, or any sale on a repurchase or return basis.

                    8.2.12. RESTRICTED INVESTMENT. Make or have, or permit
                any Subsidiary of any Borrower to make or have, any Restricted Investment.

                    8.2.13. LEASES. Become, or permit any of their respective
                Subsidiaries to become, a lessee under any operating lease (other than a lease under which a Borrower or any of its Subsidiaries is lessor)of Property if the aggregate Rentals payable during any current or future period of 12 consecutive months under the lease in question and all other leases under which any Borrower or any of their respective Subsidiaries is then lessee would exceed $750,000.The term "Rentals" means, as of the date of determination, all payments which the lessee is required to make by the terms of any lease.

                    8.2.14. TAX CONSOLIDATION. File or consent to the filing
                of any consolidated income tax return with any Person other than Vista 2000, ACPI, any Subsidiary of ACPI or any of their respective Subsidiaries.

                8.3. SPECIFIC FINANCIAL COVENANTS.

                During the term of this Agreement, and thereafter for so long as there are any Obligations to Lender, Borrowers covenant that, unless otherwise consented to by Lender in writing, they shall comply with all of the financial covenants set forth in EXHIBIT R hereto.

                     SECTION 9.  CONDITIONS PRECEDENT

               Notwithstanding any other provision of this Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Lender under the other sections of this Agreement, Lender shall not be required to make any Loan or issue or procure any Letter of Credit or under this Agreement unless and until each of the following conditions has been and continues to be satisfied:

               9.1. DOCUMENTATION.

               Lender shall have received, in form and substance satisfactory to Lender and its counsel, a duly executed copy of this Agreement and the other Loan Documents, together with such additional documents, instruments and certificates as Lender and its counsel shall require in connection therewith from time to time, all in form and substance satisfactory to Lender and its counsel.

               9.2. NO DEFAULT.

               No Default or Event of Default shall exist.

               9.3. OTHER CONDITIONS.

               Each of the conditions precedent set forth in the Loan Documents shall have been satisfied.

               9.4. AVAILABILITY.

               Lender shall have determined that immediately after Lender has made the initial Loans and issued the initial Letters of Credit and LC Guaranties contemplated hereby, and paid all closing costs incurred in connection with the transactions contemplated hereby, Availability shall not be less than $3,000,000.

               9.5. NO LITIGATION.

               No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Agreement or the consummation of the transactions contemplated hereby.

        SECTION 10.  EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

               10.1.     EVENTS OF DEFAULT.

               The occurrence of one or more of the following events shall constitute an "Event of Default":

                    10.1.1. PAYMENT OF OBLIGATIONS. Any Borrower shall fail to pay any of the Obligations on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise).

                    10.1.2. MISREPRESENTATIONS. Any representation, warranty or other statement made or furnished to Lender by or on behalf of any Borrower, any Subsidiary of any Borrower or any Guarantor in this Agreement, any of the other Loan Documents or any instrument, certificate or financial statement furnished in compliance with or in reference thereto proves to have been false or misleading in any material respect when made or furnished or when reaffirmed pursuant to
               Section 7.2 hereof.

                    10.1.3. BREACH OF SPECIFIC COVENANTS. Any Borrower shall fail or neglect to perform, keep or observe any covenant contained in Sections 5.2, 5.3, 6.1.1, 6.2, 8.1.1, 8.1.3, 8.2
               or 8.3 hereof on the date that such Borrower is required to perform, keep or observe such covenant.

                    10.1.4. BREACH OF OTHER COVENANTS. Any Borrower shall fail or neglect to perform, keep or observe any covenant contained in this Agreement (other than a covenant which is dealt with specifically elsewhere in Section 10.1 hereof) and the breach of such other covenant is not cured to Lender's satisfaction within 15 days after the sooner to occur of any Borrower's receipt of notice of such breach from Lender or the date on which such failure or neglect first becomes known to any officer of any Borrower.

                    10.1.5. DEFAULT UNDER SECURITY DOCUMENTS; OTHER AGREEMENTS. Any event of default shall occur under, or any Borrower shall default in the performance or observance of any term, covenant, condition or agreement contained in, any of the Security Documents or the Other Agreements and such default shall continue beyond any applicable grace period.

                    10.1.6. OTHER DEFAULTS. There shall occur any default or event of default on the part of any Borrower under any agreement, document or instrument to which such Borrower is a party or by which such Borrower or any of its Property is bound, creating or relating to any Indebtedness (other than the Obligations) if the payment or maturity of such Indebtedness is accelerated in consequence of such event of default or demand for payment of such Indebtedness is made.

                    10.1.7. UNINSURED LOSSES. Any material loss, theft, damage or destruction of any of the Collateral not fully covered (subject to such deductibles as Lender shall have permitted) by insurance.

                    10.1.8. ADVERSE CHANGES. There shall occur any material adverse change in the financial condition or business prospects of any Borrower or any Guarantor.

                    10.1.9. INSOLVENCY AND RELATED PROCEEDINGS. Any Borrower or any Guarantor shall cease to be Solvent or shall suffer the appointment of a receiver, trustee, custodian or similar fiduciary, or shall make an assignment for the benefit of creditors, or any petition for an order for relief shall be filed by or against any Borrower or any Guarantor under the federal bankruptcy laws (if against a Borrower or any Guarantor, the continuation of such proceeding for more than 30 days), or any Borrower or any Guarantor shall make any offer of settlement, extension or composition to their respective unsecured creditors generally.

                    10.1.10. BUSINESS DISRUPTION; CONDEMNATION. There shall occur a disruption or cessation of a substantial part of the business of any Borrower, any Subsidiary of any Borrower or any Guarantor for a period which significantly affects such Borrower's or such Guarantor's capacity to continue its business, on a profitable basis; or any Borrower, any Subsidiary of any Borrower or any Guarantor shall suffer the loss or revocation of any license or permit now held or hereafter acquired by any Borrower or such Guarantor which is necessary to the continued or lawful operation of its business; or Any Borrower or any Guarantor shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its business affairs; or any material part of the Collateral shall be taken through condemnation or the value of such Property shall be impaired through condemnation.

                    10.1.11. CHANGE OF OWNERSHIP. Vista 2000 shall cease to own and control, beneficially and or record, 51% or more of the issued and outstanding capital stock of ACPI; ACPI shall cease to own and control, beneficially and of record, 100% of the issued and outstanding capital stock of each of PMI, Boss and ACPI Real Estate, Inc. or Boss shall cease to own and control, beneficially and of record, 100% of the issued and outstanding stock of each other Guarantor.

                    10.1.12. ERISA. A Reportable Event shall occur which Lender, in its sole discretion, shall determine in good faith constitutes grounds for the termination by the Pension Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan, or if any Plan shall be terminated or any such trustee shall be requested or appointed, or if any Borrower, any Subsidiary of any Borrower or any Guarantor is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from such Borrower's, such Subsidiary's or such Guarantor's complete or partial withdrawal from such Plan.

                    10.1.13. CHALLENGE TO AGREEMENT. Any Borrower, any Subsidiary of any Borrower or any Guarantor, or any Affiliate of any of them, shall challenge or contest in any action, suit or proceeding the validity or enforceability of this Agreement or any of the other Loan Documents, the legality or enforceability of any of the Obligations or the perfection or priority of any Lien granted to Lender.

                    10.1.14. REPUDIATION OF OR DEFAULT UNDER GUARANTY AGREEMENT. Any Guarantor shall revoke or attempt to revoke the Guaranty Agreement signed by such Guarantor, or shall repudiate such Guarantor's liability thereunder or shall be in default under the terms thereof.

                    10.1.15. CRIMINAL FORFEITURE. Any Borrower, any Subsidiary of any Borrower or any Guarantor shall be criminally indicted or convicted under any law that could lead to a forfeiture of any Property of any Borrower, any Subsidiary of any Borrower or any Guarantor.

                    10.1.16. JUDGMENTS. Any money judgment, writ of attachment or similar process is filed against any Borrower, any Subsidiary of any Borrower or any Guarantor, or any of their respective Property which evidences or relates to collection efforts for any liability for the payment of money in an amount exceeding $75,000.

               10.2.     ACCELERATION OF THE OBLIGATIONS.

               Without in any way limiting the right of Lender to demand payment of any portion of the Obligations payable on demand in accordance with Section 3.2 hereof, upon or at any time after the occurrence of an Event of Default, all or any portion of the Obligations shall, at the option of Lender and without presentment, demand protest or further notice by Lender, become at once due and payable and Borrowers shall forthwith pay to Lender the full amount of such Obligations, PROVIDED, that upon the occurrence of an Event of Default specified in subsection 10.1.9 hereof, all of the Obligations shall become automatically due and payable without declaration, notice or demand by Lender.

               10.3.     OTHER REMEDIES.

               Upon and after the occurrence of an Event of Default, Lender shall have and may exercise from time to time the following rights and remedies:

                    10.3.1. All of the rights and remedies of a secured party under the Code or under other applicable law, and all other legal and equitable rights to which Lender may be entitled, all of which rights and remedies shall be cumulative and shall be in addition to any other rights or remedies contained in this Agreement or any of the other Loan Documents, and none of which shall be exclusive.

                    10.3.2. The right to take immediate possession of the Collateral, and to (i) require Borrowers to assemble the Collateral, at Borrowers' expense, and make it available to Lender at a place designated by Lender which is reasonably convenient to both parties, and (ii) enter any premises where any of the Collateral shall be located and to keep and store the Collateral on said premises until sold (and if said premises be the Property of any Borrower, such Borrower agrees not to charge Lender for storage thereof).

                    10.3.3. The right to sell or otherwise dispose of all or any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Lender, in its sole discretion, may deem advisable. Each Borrower agrees that 10 days written notice to Borrowers of any public or private sale or other disposition of Collateral shall be reasonable notice thereof, and such sale shall be at such locations as Lender may designate in said notice. Lender shall have the right to conduct such sales on any Borrower's premises, without charge therefor, and such sales may be adjourned from time to time in accordance with applicable law. Lender shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, and Lender may purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations. The proceeds realized from the sale of any Collateral may be applied, after allowing 2 Business Days for collection, first to the costs, expenses and attorneys' fees incurred by Lender in collecting the Obligations, in enforcing the rights of Lender under the Loan Documents and in collecting, retaking, completing, protecting, removing, storing, advertising for sale, selling and delivering any Collateral, second to the interest due upon any of the Obligations; and third, to the principal of the Obligations. If any deficiency shall arise, each Borrower and each Guarantor shall remain jointly and severally liable to Lender therefor.

                    10.3.4. Lender is hereby granted a license or other right to use, without charge, each Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, tradenames, trademarks and advertising matter, or any Property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral and each Borrower's rights under all licenses and all franchise agreements shall inure to Lender's benefit.

                    10.3.5. Lender may, at its option, require Borrowers to deposit with Lender funds equal to the LC Amount and, if Borrowers fail to promptly make such deposit, Lender may advance such amount as a Revolving Credit Loan (whether or not an Overadvance is created thereby). Each such Revolving Credit Loan shall be secured by all of the Collateral and shall bear interest and be payable at the same rate and in the same manner as Base Rate Portions. Any such deposit or advance shall be held by Lender as a reserve to fund future payments on such LC Guaranties and future drawings against such Letters of Credit. At such time as all LC Guaranties have been paid or terminated and all Letters of Credit have been drawn upon or expired, any amounts remaining in such reserve shall be applied against any outstanding Obligations, or, if all Obligations have been indefeasibly paid in full, returned to Borrowers.

               10.4.     REMEDIES CUMULATIVE; NO WAIVER.

               All covenants, conditions, provisions, warranties, guaranties, indemnities, and other undertakings of Borrowers contained in this Agreement and the other Loan Documents, or in any document referred to herein or contained in any agreement supplementary hereto or in any schedule or in any Guaranty Agreement given to Lender or contained in any other agreement between Lender and any Borrower, heretofore, concurrently, or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of Borrowers herein contained. The failure or delay of Lender to require strict performance by any Borrower of any provision of this Agreement or to exercise or enforce any rights, Liens, powers, or remedies hereunder or under any of the aforesaid agreements or other documents or security or Collateral shall not operate as a waiver of such performance, Liens, rights, powers and remedies, but all such requirements, Liens, rights, powers, and remedies shall continue in full force and effect until all Loans and all other Obligations owing or to become owing from Borrowers to Lender shall have been fully satisfied. None of the undertakings, agreements, warranties, covenants and representations of Borrowers contained in this Agreement or any of the other Loan Documents and no Event of Default by any Borrower under this Agreement or any other Loan Documents shall be deemed to have been suspended or waived by Lender, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of Lender and directed to Borrowers.

                           SECTION 11.  MISCELLANEOUS

               11.1.     POWER OF ATTORNEY.

               Each Borrower hereby irrevocably designates, makes, constitutes and appoints Lender (and all Persons designated by Lender) as such Borrower's true and lawful attorney (and agent-in-fact) and Lender, or Lender's agent, may, without notice to any Borrower and in any Borrower's or Lender's name, but at the cost and expense of Borrowers:

                    11.1.1. At such time or times upon or after the occurrence of a Default or an Event of Default as Lender or said agent, in its sole discretion, may determine, endorse any Borrower's name on any checks, notes, acceptances, drafts, money orders or any other evidence of payment or proceeds of the Collateral which come into the possession of Lender or under Lender's control.

                    11.1.2. At such time or times upon or after the occurrence of an Event of Default as Lender or its agent in its sole discretion may determine: (i) demand payment of the Accounts from the Account Debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of any Borrower's rights and remedies with respect to the collection of the Accounts; (ii) settle, adjust, compromise, discharge or release any of the Accounts or other Collateral or any legal proceedings brought to collect any of the Accounts or other Collateral; (iii) sell or assign any of the Accounts and other Collateral upon such terms, for such amounts and at such time or times as Lender deems advisable; (iv) take control, in any manner, of any item of payment or proceeds relating to any Collateral; (v) prepare, file and sign any Borrower's name to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of lien, assignment or satisfaction of lien or similar document in connection with any of the Collateral;
               (vi) receive, open and dispose of all mail addressed to any Borrower and notify postal authorities to change the address for delivery thereof to such address as Lender may designate;
               (vii) endorse the name of any Borrower upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Lender on account of the Obligations; (viii) endorse the name of any Borrower upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts, Inventory and any other Collateral; (ix) use any Borrower's stationery and sign the name of any Borrower to verifications of the Accounts and notices thereof to Account Debtors; (x) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, Inventory, Equipment and any other Collateral; (xi) make and adjust claims under policies of insurance; and (xii) do all other acts and things necessary, in Lender's determination, to fulfill Borrowers' obligations under this Agreement.

                     The power of attorney granted hereby shall
               constitute a power coupled with an interest and shall be irrevocable.

               11.2.     INDEMNITY.

               Borrowers hereby jointly and severally agree to indemnify Lender and hold Lender harmless from and against any liability, loss, damage, suit, action or proceeding ever suffered or incurred by Lender (including reasonable attorneys fees and legal expenses) as the result of any Borrower's failure to observe, perform or discharge any Borrower's duties hereunder. In addition, Borrowers, jointly and severally, shall defend Lender against and save it harmless from all claims of any Person with respect to the Collateral. Without limiting the generality of the foregoing, these indemnities shall extend to any claims asserted against Lender by any Person under any Environmental Laws or similar laws by reason of any Borrower's or any other Person's failure to comply with laws applicable to solid or hazardous waste materials or other toxic substances. Notwithstanding any contrary provision in this Agreement, the Obligations of Borrowers under this
Section 11.2 shall survive the payment in full of the other Obligations and the termination of this Agreement.

               11.3.     MODIFICATION OF AGREEMENT; SALE OF INTEREST.

               This Agreement may not be modified, altered or amended, except by an agreement in writing signed by Borrowers and Lender. No Borrower may sell, assign or transfer any interest in this Agreement, any of the other Loan Documents, or any of the Obligations, or any portion thereof, including, without limitation, any Borrower's rights, title, interests, remedies, powers, and duties hereunder or thereunder. Borrowers hereby consent to Lender's participation, sale, assignment, transfer or other disposition, at any time or times hereafter, of this Agreement and any of the other Loan Documents, or of any portion hereof or thereof, including, without limitation, Lender's rights, title, interests, remedies, powers, and duties hereunder or thereunder. In the case of an assignment, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were "Lender" hereunder and Lender shall be relieved of all obligations hereunder upon any such assignments. Lender will notify ACPI as to participants prior to the sale of an interest herein. Each Borrower agrees that it will use its best efforts to assist and cooperate with Lender in any manner reasonably requested by Lender to effect the sale of participations in or assignments of any of the Loan Documents or any portion thereof or interest therein, including, without limitation, assisting in the preparation of appropriate disclosure documents. Each Borrower further agrees that Lender may disclose credit information regarding Borrowers and their respective Subsidiaries to any potential participant or assignee.

               11.4.     SEVERABILITY.

               Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

               11.5.     SUCCESSORS AND ASSIGNS.

               This Agreement, the Other Agreements and the Security Documents shall be binding upon and inure to the benefit of the successors and assigns of Borrowers and Lender permitted under Section 11.3 hereof.

               11.6.     CUMULATIVE EFFECT; CONFLICT OF TERMS.

               The provisions of the Other Agreements and the Security Documents are hereby made cumulative with the provisions of this Agreement. Except as otherwise provided in Section 3.2 hereof and except as otherwise provided in any of the other Loan Documents by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

               11.7.     EXECUTION IN COUNTERPARTS.

               This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

               11.8.     NOTICE.

               Except as otherwise provided herein, all notices, requests and demands to or upon a party hereto, to be effective, shall be in writing and shall be sent by certified or registered mail, return receipt requested, by personal delivery against receipt, by overnight courier or by facsimile and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given or delivered immediately when delivered against receipt, one Business Day after deposit in the mail, postage prepaid, or with an overnight courier or, in the case of facsimile notice, when sent, addressed as follows:

               If to Lender:           Fleet Capital Corporation
                                       20800 Swenson Drive
                                       Suite 350
                                       Waukesha, Wisconsin  53186
                                       Attention: Loan Administration Manager
                                       Facsimile No.:  (414) 798-4882


               With a copy to:         Goldberg, Kohn, Bell, Black,
                                         Rosenbloom & Moritz, Ltd.
                                       55 East Monroe Street
                                       Suite 3700
                                       Chicago, Illinois  60603
                                       Attention: Karen Ruth Bieber
                                       Facsimile No.:  (312) 332-2196

               If to Borrowers or
                 any Borrower:         c/o American Consumer Products, Inc.
                                       31100 Solon Road
                                       Solon, Ohio  44139
                                       Attention:  Larry Kerr, VP Finance
                                       Facsimile No.:  (216) 248-8051

                With a copy to:        Robert Altenbach, Esq.
                                       Vista 2000, Inc.
                                       136 Johnson Ferry Road
                                       Marietta, Georgia  30068
                                       Attention:  Robert Altenbach, Esq.
                                       Facsimile No.:  (770) 977-7673


or to such other address as each party may designate for itself by notice given in accordance with this Section 11.8; PROVIDED, HOWEVER, that any notice, request or demand to or upon Lender pursuant to subsection 3.1.1 or
4.2.2 hereof shall not be effective until received by Lender.

               11.9.     LENDER'S CONSENT.

               Whenever Lender's consent is required to be obtained under this Agreement, any of the Other Agreements or any of the Security Documents as a condition to any action, inaction, condition or event, Lender shall be authorized to give or withhold such consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral security for the Obligations, the payment of money or any other matter.

               11.10.    CREDIT INQUIRIES.

               Each Borrower hereby authorizes and permits Lender to respond to usual and customary credit inquiries from third parties concerning any Borrower or any of their respective Subsidiaries.

               11.11.    TIME OF ESSENCE.

               Time is of the essence of this Agreement, the Other Agreements and the Security Documents.

               11.12.    ENTIRE AGREEMENT.

               This Agreement and the other Loan Documents, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written.

               11.13.    INTERPRETATION.

               No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

               11.14.    PUBLICITY.

               Each Borrower hereby consents to the use of its name and tradestyle by Lender in any announcements or advertisements by Lender of the completion of the transactions contemplated hereby and the role played by Lender in providing financing to Borrowers hereunder in such media and in such manner as Lender shall, in its sole discretion, determine.

               11.15.    GOVERNING LAW; CONSENT TO FORUM.

               THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS; PROVIDED, HOWEVER, THAT IF ANY OF THE COLLATERAL SHALL BE LOCATED IN ANY

JURISDICTION OTHER THAN ILLINOIS, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE OF LENDER'S LIEN UPON SUCH COLLATERAL AND THE ENFORCEMENT OF LENDER'S OTHER REMEDIES IN RESPECT OF SUCH COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT
FROM OR INCONSISTENT WITH THE LAWS OF ILLINOIS.   AS PART OF THE
CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF ANY BORROWER OR LENDER, EACH BORROWER HEREBY CONSENTS AND AGREES THAT THE SUPERIOR COURT OF COOK COUNTY, ILLINOIS, OR, AT LENDER'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS, EASTERN DIVISION, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY BORROWER OR BORROWERS AND LENDER PERTAINING TO THIS AGREEMENT OR TO ANY
MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT.   EACH BORROWER EXPRESSLY
SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND SUCH BORROWER HEREBY WAIVES ANY OBJECTION WHICH SUCH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. SUCH BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH BORROWER AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ANY BORROWER'S ACTUAL RECEIPT THEREOF OR 3 DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

               11.16.    WAIVERS BY BORROWERS.

               EACH BORROWER WAIVES (i) THE RIGHT TO TRIAL BY JURY (WHICH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL; (ii)

PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY LENDER ON WHICH ANY BORROWER MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER LENDER MAY DO IN THIS REGARD; (iii) NOTICE PRIOR TO LENDER'S TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY OF LENDER'S REMEDIES; (iv) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; AND (v) NOTICE OF ACCEPTANCE HEREOF. EACH BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO LENDER'S ENTERING INTO THIS AGREEMENT AND THAT LENDER IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH BORROWERS. EACH BORROWER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

               IN WITNESS WHEREOF, this Agreement has been duly executed in Chicago, Illinois, on the day and year specified at the beginning of this Agreement.

                                  AMERICAN CONSUMER PRODUCTS, INC., a
                                  Delaware corporation


                                  By\S\ Robert E. Altenbach _________________
                                  Title Secretary ___________________________


                                  PRODUCTS MERCHANDISERS, INC., a
                                  Minnesota corporation

                                  By\S\ Robert E. Altenbach _________________
                                  Title Secretary ___________________________


                                  BOSS MANUFACTURING COMPANY, a
                                  Delaware corporation

                                  By\S\ Robert E. Altenbach _________________
                                  Title Secretary ___________________________


                                  Accepted in Chicago, Illinois:

                                  FLEET CAPITAL CORPORATION

                                  By\S\ Karl L. Slosberg  ___________________
                                  Title Vice President  _____________________

                                   APPENDIX A

                               GENERAL DEFINITIONS

          When used in the Loan and Security Agreement dated as of May ___, 1997, by and among Fleet Capital Corporation and American Consumer Products, Inc., Product Merchandisers, Inc. and Boss Manufacturing Company, the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

          ACCOUNT DEBTOR - any Person who is or may become obligated under or on account of an Account.

          ACCOUNTS - all accounts, contract rights, chattel paper, instruments and documents, whether now owned or hereafter created or acquired by any Borrower or in which any Borrower now has or hereafter acquires any interest.

          AFFILIATE - a Person (other than a Subsidiary): (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, a Person; (ii) which beneficially owns or holds 5% or more of any class of the Voting Stock of a Person; or (iii) 5% or more of the Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by a Person or a Subsidiary of a Person.

          AGREEMENT - the Loan and Security Agreement referred to in the first sentence of this Appendix A, all Exhibits thereto and this Appendix A.

          APPLICABLE MARGIN - the percentages set forth below with respect to the Base Rate Portion, and the LIBOR Portion, which percentages shall be set on the Closing Date and adjusted from time to time thereafter (effective prospectively as of the first day of the fiscal quarter of Borrowers next following the fiscal quarter during which either the mid-fiscal year (i.e. 6 month) unaudited financial statements of Borrowers or the annual audited financial statements of Borrowers are delivered to Lender pursuant to Section 8.1.3 and continuing for the next 2 fiscal quarters by reference to the Interest Coverage Ratio for the previous 2 fiscal quarters in accordance with the following:


        INTEREST
     COVERAGE RATIO                APPLICABLE MARGIN
     --------------                -----------------


                    LIBOR PORTION                      BASE RATE PORTION
                    -------------                      -----------------

less than 3.00:1        2.50%                                .50%
3.01:1 to 3.50:1        2.25%                                .25%
3.50:1 or greater        2.0%                                  0%

          Interest Coverage Ratio as used in this definition means the ratio of ACPI's Consolidated earnings (or loss) before interest expenses and taxes to consolidated interest expense.

          AVAILABILITY - the amount of money which Borrowers are entitled to borrow from time to time as Revolving Credit Loans, such amount being the difference derived when the sum of the principal amount of Revolving Credit Loans then outstanding (including any amounts which Lender may have paid for the account of Borrower pursuant to any of the Loan Documents and which have not been reimbursed by Borrower), the LC Amount and the amount of any reserves is subtracted from the Borrowing Base. If the amount outstanding is equal to or greater than the Borrowing Base, Availability is 0.

          BANK - Fleet National Bank.

          BASE RATE - the rate of interest announced or quoted by Bank from time to time as its prime rate for commercial loans, whether or not such rate is the lowest rate charged by Bank to its most preferred borrowers; and, if such prime rate for commercial loans is discontinued by Bank as a standard, a comparable reference rate designated by Bank as a substitute therefor shall be the Base Rate.

          BASE RATE PORTION - that portion of the Revolving Credit Loans that is not subject to a LIBOR Option.

          BORROWING BASE - as at any date of determination thereof, an amount equal to the lesser of:

             (i)   $28,000,000; or

             (ii)  an amount equal to:

                   (1) 85% of the net amount of Eligible Accounts outstanding at such date;

                                      PLUS

                   (2) the lesser of i) $15,000,000 or ii) 60%, of the value of Eligible Inventory not in transit consisting of raw materials and the brass component of work in process at such date PLUS 65% of the value of Eligible Inventory not in transit consisting of finished goods at such date, plus the lesser of 60% of the value of Eligible Inventory in transit and $1,320,000 in each case calculated on the basis of the lower of cost or market with the cost calculated on a first-in, first-out basis.

          For purposes hereof, the net amount of Eligible Accounts at any time shall be the face amount of such Eligible Accounts less any and all returns, rebates, discounts (which may, at Lender's option, be calculated on shortest terms), credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time.

                BUSINESS DAY - (i) when used with respect to the LIBOR Option, shall mean a day on which dealings may be effected in deposits of United States Dollars in the London interbank foreign currency deposits market and on which Lender is conducting and other banks may conduct business in London, England, in the State of Wisconsin or the State of Illinois and (ii) when used with respect to any other provision of the Agreement, any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of Wisconsin or the State of Illinois or is a day on which banking institutions located in either of such states are closed.

                CAPITAL EXPENDITURES - expenditures made or liabilities incurred for the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, including the total principal portion of Capitalized Lease Obligations.

                CAPITALIZED LEASE OBLIGATION - any Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

                CLOSING DATE - the date on which all of the conditions precedent in Section 9 of the Agreement are satisfied and the initial Loan is made or the initial Letter of Credit or LC Guaranty is issued under the Agreement.

                CODE - the Uniform Commercial Code as adopted and in force in the State of Illinois, as from time to time in effect.

                COLLATERAL - all of the Property and interests in Property described in Section 5 of the Agreement, and all other Property and interests in Property that now or hereafter secure the payment and performance of any of the Obligations.

                CONSOLIDATED - the consolidation in accordance with GAAP of the accounts or other items as to which such term applies.

                CURRENT ASSETS - at any date means the amount at which all of the current assets of a Person would be properly classified as current assets shown on a balance sheet at such date in accordance with GAAP.

                DEFAULT - an event or condition the occurrence of which would, with the lapse of time or the giving of notice, or both, become an Event of Default.

                DEFAULT RATE - as defined in subsection 2.1.2 of the Agreement.

                DISTRIBUTION - in respect of any corporation means and includes:

                ELIGIBLE ACCOUNT - an Account arising in the ordinary course of Borrower's business from the sale of goods or rendition of services which Lender, in its sole credit judgment, deems to be an Eligible Account. Without limiting the generality of the foregoing, no Account shall be an Eligible Account if:

                      (i) it arises out of a sale made by any Borrower to a Subsidiary or an Affiliate of any Borrower or to a Person controlled by an Affiliate of any Borrower; or

                      (ii) it is a dated account and is due more than 180 days after the original invoice date or remains unpaid for more than 30 days after the original due date shown on the invoice; or

                      (iii) it is an open account and remains unpaid more than 90 days after the original invoice date or more than 60 days from the due date; or

                      (iv) 50% or more of the Accounts from the Account Debtor are not deemed Eligible Accounts hereunder; or

                      (v) the total unpaid Accounts of the Account Debtor exceed 5% of the net amount of all Eligible Accounts, to the extent of such excess, unless the Account Debtor's credit is rated 5A2 or better by Dunn & Bradstreet, in which case no limit shall apply under this clause (v); or

                      (vi) any covenant, representation or warranty contained in the Agreement with respect to such Account has been breached; or

                      (vii) the Account Debtor is also a Borrower's creditor or supplier, or the Account Debtor has disputed liability with respect to such Account, or the Account Debtor has made any claim with respect to any other Account due from such Account Debtor to a Borrower, or the Account otherwise is or may become subject to any right of setoff by the Account Debtor; or

                      (viii) the Account Debtor has commenced a voluntary
                case under the federal bankruptcy laws, as now constituted or hereinafter amended, or made an assignment for the benefit of creditors, or a decree or order for relief has been entered by a court having jurisdiction in the premises in respect of the Account Debtor in an involuntary case under the federal bankruptcy laws, as now constituted or hereinafter amended, or any other petition or other application for relief under the federal bankruptcy laws has been filed against the Account Debtor, or if the Account Debtor has failed, suspended business, ceased to be Solvent, or consented to or suffered a receiver, trustee, liquidator or custodian to be appointed for it or for all or a significant portion of its assets or affairs; or

                      (ix) it arises from a sale to an Account Debtor outside the United States or Canada (0ther than the Province of Quebec), unless the sale is on letter of cretid, guaranty or acceptance terms, in each case acceptable to Lender in its sole discretion; or

                      (x) it arises from a sale to the Account Debtor on bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or any other repurchase or return basis; or

                      (xi) the Account Debtor is the United States of America or any department, agency or instrumentality thereof, unless the relevant Borrower assigns its right to payment of such Account to Lender, in a manner satisfactory to Lender, so as to comply with the Assignment of Claims Act of 1940 (31 U.S.C. Section 203 ET SEQ., as amended); or

                      (xii) it is not at all times subject to Lender's duly perfected, first priority security interest and to no other Lien that is not a Permitted Lien; or

                      (xiii) the goods giving rise to such Account have not
                been delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by the relevant Borrower and accepted by the Account Debtor or the Account otherwise does not represent a final sale; or

                      (xiv) the Account is evidenced by chattel paper or an instrument of any kind, or has been reduced to judgment; or

                      (xv) any Borrower has made any agreement with the Account Debtor for any deduction therefrom, except for discounts or allowances which are made in the ordinary course of business for prompt payment and which discounts or allowances are reflected in the calculation of the face value of each invoice related to such Account; or

                      (xvi) any Borrower has made an agreement with the Account Debtor to extend the time of payment thereof.

                ELIGIBLE INVENTORY - such Inventory of a Borrower (other than packaging materials, supplies, displays, key machines and parts) which Lender, in its sole credit judgment, deems to be Eligible Inventory. Without limiting the generality of the foregoing, no Inventory shall be Eligible Inventory if:

                      (i) it is not raw materials or finished goods, or brass in work-in-process; or

                      (ii)   it is not in good, new and saleable condition; or

                      (iii)  it is slow-moving, obsolete or unmerchantable; or

                      (iv) it does not meed all standards imposed by any governmental agency or authority; or

                      (v) it does not conform in all respects to the warranties and representations set forth in the Agreement; or

                      (vi) it is not at all times subject to Lender's duly perfected, first priority security interest and no other Lien except a Permitted Lien; or

                      (vii) it is not situated at a location in compliance with the Agreement or is in transit.

                ENVIRONMENTAL LAWS - all federal, state and local laws, rules, regulations, ordinances, programs, permits, guidances, orders and consent decrees relating to health, safety and environmental matters.

                EQUIPMENT - all machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles and other tangible personal Property (other than Inventory) of every kind and description used in any Borrower's operations or owned by any Borrower or in which any Borrower has an interest, whether now owned or hereafter acquired by a Borrower and wherever located, and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor.

                ERISA - the Employee Retirement Income Security Act of 1974, as amended, and all rules and regulations from time to time promulgated thereunder.

                EVENT OF DEFAULT - as defined in Section 10.1 of the
          Agreement.

                GAAP - generally accepted accounting principles in the United States of America in effect from time to time.

                GENERAL INTANGIBLES - all personal property of any Borrower (including things in action) other than goods, Accounts, chattel paper, documents, instruments and money, whether now owned or hereafter created or acquired by a Borrower.

                GUARANTORS - ACPI Real Estate, Inc., Boss Balloon Company, Boss Manufacturing Real Estate, Inc., Boss Canada, Boss de Mexico and any other Person who may hereafter guarantee payment or performance of the whole or any part of the Obligations.

                GUARANTY AGREEMENTS - the Continuing Guaranty Agreements which are to be executed by each Guarantor in form and substance satisfactory to Lender.

                INDEBTEDNESS - as applied to a Person means, without duplication

                      (i) all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Indebtedness is to be determined, including, without limitation, Capitalized Lease Obligations,

                      (ii) all obligations of other Persons which such Person has guaranteed,

                      (iii) all reimbursement obligations in connection with letters of credit or letter of credit guaranties issued for the account of such Person, and

                      (iv) in the case of Borrowers (without duplication), the Obligations.

                INVENTORY - all of any Borrower's inventory, whether now owned or hereafter acquired including, but not limited to, all goods intended for sale or lease by any Borrower, or for display or demonstration; all work in process; all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in any Borrower's business; and all documents evidencing and General Intangibles relating to any of the foregoing, whether now owned or hereafter acquired by a Borrower.

                INVESTMENT PROPERTY - all of any Borrower's investment property, whether now owned or hereafter acquired, including, but not limited to, all securities (certificated or uncertificated), securities accounts, securities entitlements, commodity accounts and commodity contracts.

                LC AMOUNT - at any time, the aggregate undrawn face amount of all Letters of Credit and LC Guaranties then outstanding.

                LC GUARANTY - any guaranty pursuant to which Lender or any Affiliate of Lender shall guaranty the payment or performance by any Borrower of its reimbursement obligation under any letter of credit.

                LEGAL REQUIREMENT - any requirement imposed upon Lender by any law of the United States of America or the United Kingdom or by any regulation, order, interpretation, ruling or official directive (whether or not having the force of law) of the Federal Reserve Board, the Bank of England or any other board, central bank or governmental or administrative agency, institution or authority of the United States of America, the United Kingdom or any political subdivision of either thereof.

                LETTER OF CREDIT - any letter of credit issued by Lender or any of Lender's Affiliates for the account of any Borrower.

                LIBOR INTEREST PAYMENT DATE - with respect to any LIBOR Portion, the last day of each calendar month during the applicable LIBOR Period.

                LIBOR OPTION - the option granted pursuant to subsection 2.3 of the Agreement to have the interest on all or any portion of the principal amount of the Revolving Credit Loans based on a LIBOR Rate.

                LIBOR PERIOD - any period of one month, two months or three months commencing on a Business Day, selected as provided in subsection 2.3(i); provided, however that no LIBOR Period shall extend beyond the last day of the Term unless Borrowers and Lender have agreed to an extension of the Term beyond the expiration of the LIBOR Period in question. If any LIBOR Period so selected shall end on a date that is not a Business Day, such LIBOR Period shall instead end on the next preceding or succeeding Business Day as determined by Lender in accordance with the then current banking practice in London; provided, that Borrowers shall not be required to pay double interest, even though the preceding LIBOR Period ends and the new LIBOR Period begins on the same day. Each determination by Lender of the LIBOR Period shall, in the absence of manifest error, be conclusive.

                LIBOR PORTION - that portion of the Revolving Credit Loans specified in a LIBOR Request (including any portion of Revolving Credit Loans which is being borrowed by Borrower concurrently with such LIBOR Request) which is not less than $1,000,000 and is an integral multiple of $100,000, which does not exceed the outstanding balance of Revolving Credit Loans not already subject to a LIBOR Option and, which, as of the date of the LIBOR Request specifying such LIBOR Portion, has met the conditions for basing interest on the LIBOR Rate in Section 2.3 of the Agreement and the LIBOR Period of which was commenced and not terminated.

                LIBOR RATE - with respect to any LIBOR Portion for the related LIBOR Period, an interest rate per annum (rounded upwards, if necessary, to the next higher

          1/8 of 1% equal to the product of (i) the Base LIBOR Rate (as hereinafter defined) MULTIPLIED by (ii) Statutory Reserves. For purposes of this definition, the term "Base LIBOR Rate" shall mean the rate (rounded to the nearest 1/8 of 1% or, if there is no nearest 1/8 of 1%, the next higher 1/8 of 1%) at which deposits of U.S. dollars approximately equal in principal amount to the LIBOR Portion specified in the applicable LIBOR Request are offered to Lender by prime banks in the London interbank foreign currency deposits market at approximately 11:00 a.m., London time, 2 Business Days prior to the commencement of such LIBOR Period, for delivery on the first day of such LIBOR Period. Each determination by Lender of any LIBOR Rate shall, in the absence of manifest error, be conclusive.

                LIBOR REQUEST - a notice in writing (or by telephone confirmed by telex, telecopy or other facsimile transmission on the same day as the telephone request) from a Borrower to Lender requesting that interest on a Revolving Credit Loan be based on the LIBOR Rate, specifying: (i) the first day of the LIBOR Period; (ii) the length of the LIBOR Period consistent with the definition of that term; and (iii) the dollar amount of the LIBOR Portion consistent with the definition of such term.

                LIEN - any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract. The term "Lien" shall also include rights of seller under conditional sales contracts or title retention agreements, reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purpose of the Agreement, Borrower shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

                LOAN ACCOUNT - the loan account established on the books of Lender pursuant to Section 3.6 of the Agreement.

                LOAN DOCUMENTS - the Agreement, the Other Agreements and the Security Documents.

                LOANS - all loans and advances of any kind made by Lender pursuant to the Agreement.

                MONEY BORROWED - means (i) Indebtedness arising from the lending of money by any Person to any Borrower; (ii) Indebtedness, whether or not in any such case arising from the lending by any Person of money to any Borrower, (1) which is represented by notes payable or drafts accepted that evidence extensions of credit, (2) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (3) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property; (iii) Indebtedness that constitutes a Capitalized Lease Obligation; (iv) reimbursement obligations with respect to letters of credit or guaranties of letters of credit and
          (v) Indebtedness of any Borrower under any guaranty of obligations that would constitute Indebtedness for Money Borrowed under clauses
          (i) through (iii) hereof, if owed directly by any Borrower.

                MORTGAGES - the mortgage to be executed by any Borrower on or about the Closing Date in favor of Lender and by which such Borrower shall grant and convey to Lender, as security for the Obligations, a Lien upon the real Property of such Borrower located at 221 West First Street, Kewanee, Illinois, 1134 West South Street, Kewanee, Illinois and 300 Industrial Park, Greenville, Alabama 36037.

                MULTIEMPLOYER PLAN - has the meaning set forth in Section 4001(a)(3) of ERISA.

                OBLIGATIONS - all Loans and all other advances, debts, liabilities, obligations, covenants and duties, together with all interest, fees and other charges thereon, owing, arising, due or payable from any Borrower to Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under the Agreement or any of the other Loan Documents or otherwise whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however acquired.

                OTHER AGREEMENTS - any and all agreements, instruments and documents (other than the Agreement and the Security Documents), heretofore, now or hereafter executed by any Borrower, any Subsidiary of any Borrower or any other third party and delivered to Lender in respect of the transactions contemplated by the Agreement.

                OVERADVANCE - the amount, if any, by which the outstanding principal amount of Revolving Credit Loans PLUS the LC Amount plus reserves, if any, exceeds the Borrowing Base.

                PARTICIPATING LENDER - each Person who shall be granted the right by Lender to participate in any of the Loans described in the Agreement and who shall have entered into a participation agreement in form and substance satisfactory to Lender.

                PERMITTED LIENS - any Lien of a kind specified in subsection
          8.2.5 of the Agreement.

                PERMITTED PURCHASE MONEY INDEBTEDNESS - Purchase Money Indebtedness of any Borrower incurred after the date hereof which is secured by a Purchase Money Lien and which, when aggregated with the principal amount of all other such Indebtedness and Capitalized Lease Obligations of all Borrowers at the time outstanding, does not exceed $250,000. For the purposes of this definition, the principal amount of any Purchase Money Indebtedness consisting of capitalized leases shall be computed as a Capitalized Lease Obligation.

                PERSON - an individual, partnership, corporation, limited liability company, joint stock company, land trust, business trust, or unincorporated organization, or a government or agency or political subdivision thereof.

                PLAN - an employee benefit plan now or hereafter maintained for employees of any Borrower that is covered by Title IV of ERISA.

                PROJECTIONS - ACPI's forecasted Consolidated and consolidating (i) balance sheets, (ii) profit and loss statements,
          (iii) cash flow statements, and (iv) capitalization statements, all prepared on a consistent basis with ACPI's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

                PROPERTY - any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                PURCHASE MONEY INDEBTEDNESS - means and includes (i) Indebtedness (other than the Obligations) for the payment of all or any part of the purchase price of any fixed assets, (ii) any Indebtedness (other than the Obligations) incurred at the time of or within 10 days prior to or after the acquisition of any fixed assets for the purpose of financing all or any part of the purchase price thereof, and (iii) any renewals, extensions or refinancings thereof, but not any increases in the principal amounts thereof outstanding at the time.

                PURCHASE MONEY LIEN - a Lien upon fixed assets which secures Purchase Money Indebtedness, but only if such Lien shall at all times be confined solely to the fixed assets the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien.

                RENTALS - as defined in subsection 8.2.13 of the Agreement.

                REPORTABLE EVENT - any of the events set forth in Section 4043(b) of ERISA.

                RESTRICTED INVESTMENT - any investment made in cash or by delivery of Property to any Person, whether by acquisition of stock, Indebtedness or other obligation or Security, or by loan, advance or capital contribution, or otherwise, or in any Property except the following:

                      (i) investments, to the extent existing on the Closing Date, in one or more Subsidiaries of any Borrower by such Borrower;

                      (ii) Property to be used in the ordinary course of business;

                      (iii) Current Assets arising from the sale of goods and services in the ordinary course of business of Borrower or any and its Subsidiary of any Borrower;

                      (iv) investments in direct obligations of the United States of America, or any agency thereof or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof;

                      (v) investments in certificates of deposit maturing within one year from the date of acquisition issued by a bank or trust company organized under the laws of the United States or any state thereof having capital surplus and undivided profits aggregating at least $100,000,000; and

                      (vi) investments in commercial paper given the highest rating by a national credit rating agency and maturing not more than 270 days from the date of creation thereof.

                REVOLVING CREDIT LOAN - a Loan made by Lender as provided in
          Section 1.1 of the Agreement.

                SCHEDULE OF ACCOUNTS - as defined in subsection 6.2.1 of the Agreement.

                SECURITY - shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

                SECURITY DOCUMENTS - the Guaranty Agreements, the Mortgages and all other instruments and agreements now or at any time hereafter securing the whole or any part of the Obligations.

                SOLVENT - as to any Person, such Person (i) owns Property whose fair saleable value is greater than the amount required to pay all of such Person's Indebtedness (including contingent debts),
          (ii) is able to pay all of its Indebtedness as such Indebtedness matures and (iii) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage.

                STATUTORY RESERVES - a fraction (expressed as a decimal) the numerator of which is the number one, and the denominator of which is the number one MINUS the aggregate of the maximum reserve percentages (including, without limitation, any marginal, special, emergency or supplemental reserves), expressed as a decimal, established by the Board of Governors of the Federal Reserve System and any other banking authority to which Bank or any Lender is subject for Eurocurrency Liabilities (as defined in Regulation D of the Board of Governors of the Federal Reserve System or any successor thereto). Such reserve percentages shall include, without limitation, those imposed under such Regulation D. LIBOR Portions shall be deemed to constitute Eurocurrency Liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to Bank or any Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                SUBORDINATED DEBT - Indebtedness of any Borrower that is subordinated to the Obligations in a manner satisfactory to Lender.

                SUBSIDIARY - any corporation of which a Person owns, directly or indirectly through one or more intermediaries, more than 50% of the Voting Stock at the time of determination.

                TAX - in relation to any LIBOR Portion and the applicable LIBOR Rate, any tax, levy, impost, duty, deduction, withholding or charges of whatever nature required by any Legal Requirement (i) to be paid by Lender and/or (ii) to be withheld or deducted from any payment otherwise required hereby to be made by any Borrower to Lender; provided, that the term "Tax" shall not include any taxes imposed upon the net income of Lender by the United States of America, United Kingdom or any political subdivision thereof.

                TERM - as defined in Section 4.1 of the Agreement.

                TOTAL CREDIT FACILITY - $30,000,000.

                VOTING STOCK - Securities of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

               OTHER TERMS. All other terms contained in the Agreement shall have, when the context so indicates, the meanings provided for by the Code to the extent the same are used or defined therein.

               CERTAIN MATTERS OF CONSTRUCTION. The terms "herein", "hereof" and "hereunder" and other words of similar import refer to the Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. The section titles, table of contents and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of the Agreement. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any of the Loan Documents shall include any and all modifications thereto and any and all extensions or renewals thereof.

                               LIST OF EXHIBITS

Exhibit B      Borrower's and each Subsidiary's Business Locations
Exhibit C      Jurisdictions in which Borrower and each Subsidiary is
               Authorized to do Business
Exhibit D      Capital Structure of Borrower
Exhibit E      Corporate Names
Exhibit F      Tax Identification Numbers of Subsidiaries
Exhibit G      Patents, Trademarks, Copyrights and Licenses
Exhibit H      Contracts Restricting Borrower's Right to Incur Debts
Exhibit I      Litigation
Exhibit J      Capitalized Leases
Exhibit K      Operating Leases
Exhibit L      Pension Plans
Exhibit M      Labor Contracts
Exhibit N      Compliance Certificate
Exhibit O      Permitted Indebtedness
Exhibit P      Permitted Liens
Exhibit Q      Schedule of Documentary Letter of Credit Charges
Exhibit R      Financial Covenants

                                    EXHIBIT B

                               BUSINESS LOCATIONS

1. Borrower currently has the following business locations, and no others:

     Chief Executive Office:

     Other Locations:

2. Borrower maintains its books and records relating to Accounts and General Intangibles at:

3. Borrower has had no office, place of business or agent for process located in any county other than as set forth above, except:

4. Each Subsidiary currently has the following business locations, and no others:

     Chief Executive Office:

     Other Locations:

5. Each Subsidiary maintains its books and records relating to Accounts and General Intangibles at:

6. Each Subsidiary has had no office, place of business or agent for process located in any county other than as set forth above, except:

7. The following bailees, warehouseman, similar parties and consignees hold inventory of Borrower or one of its Subsidiaries:

--------------------------------------------------------------------------------------
                                                                           Owner of
Name and Address of Party   Nature of Relationship   Amount of Inventory   Inventory
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                           Owner of
Name and Address of Party   Nature of Relationship   Amount of Inventory   Inventory
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

                                    EXHIBIT C

                         JURISDICTIONS IN WHICH BORROWER
                              AND ITS SUBSIDIARIES
                          ARE AUTHORIZED TO DO BUSINESS


Name of Entity                          Jurisdictions

                                    EXHIBIT D

                                CAPITAL STRUCTURE

1. The classes and number of authorized shares of Borrower and each Subsidiary and the record owner of such shares are as follows:

Borrower:

--------------------------------------------------------------------------------------
                      Number of Shares                            Number of Shares
Class of Stock     Issued and Outstanding     Record Owners    Authorized but Unissued
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

Subsidiaries:

--------------------------------------------------------------------------------------
                      Number of Shares                            Number of Shares
Class of Stock     Issued and Outstanding     Record Owners    Authorized but Unissued
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

2. The number, nature and holder of all other outstanding Securities of Borrower and each Subsidiary are as follows:

3. The correct name and jurisdiction of incorporation of each Subsidiary of Borrower and the percentage of its issued and outstanding shares owned by Borrower are as follows:

--------------------------------------------------------------------------------------
                                                               Percentage of Shares
       Name               Jurisdiction of Incorporation         Owned by Borrower
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                               Percentage of Shares
       Name               Jurisdiction of Incorporation         Owned by Borrower
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

4. The name of each of Borrower's corporate or joint venture Affiliates and the nature of the affiliation are as follows:

                                    EXHIBIT E

                                 CORPORATE NAMES

1. Borrower's correct corporate name, as registered with the Secretary of State of the State of ______________, is:

2.   In the conduct of its business, Borrower has used the following names:

3. Each Subsidiary's correct corporate name, as registered with the Secretary of State of the State of its incorporation, is:

4. In the conduct of its business, each Subsidiary has used the following names:

                                    EXHIBIT F

                   TAX IDENTIFICATION NUMBERS OF SUBSIDIARIES


Subsidiary                              Number

                                    EXHIBIT G

                  PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES

1.   Borrower's and its Subsidiaries' patents:

-------------------------------------------------------------------------------
                               Status in    Federal Registration   Registration
   Patent         Owner      Patent Office        Number               Date
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

2.   Borrower's and its Subsidiaries' trademarks:

-------------------------------------------------------------------------------
                               Status in    Federal Registration   Registration
   Trademark      Owner      Patent Office        Number               Date
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

3.   Borrower's and its Subsidiaries' copyrights:

-------------------------------------------------------------------------------
                               Status in    Federal Registration   Registration
   Copyrights     Owner      Patent Office        Number               Date
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

4. Borrower's and its Subsidiaries' licenses (other than routine business licenses, authorizing them to transact business in local jurisdictions):

-------------------------------------------------------------------------------
Name of License       Nature of License       Licensor       Term of License
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                    EXHIBIT H

              CONTRACTS RESTRICTING BORROWER'S RIGHT TO INCUR DEBTS

Contracts that restrict the right of Borrower to incur Indebtedness:

-------------------------------------------------------------------------------
Title of Contract  Identity of Parties  Nature of Restriction  Term of Contract
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                    EXHIBIT I

                                   LITIGATION

1. Actions, suits, proceedings and investigations pending against Borrower or any Subsidiary:

-----------------------------------------------------------------------------------
Title of Action   Nature of Action   Complaining Parties   Jurisdiction or Tribunal
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

2. The only threatened actions, suits, proceedings or investigations of which Borrower or any Subsidiary is aware are as follows:

                                    EXHIBIT J

                               CAPITALIZED LEASES

Borrower and its Subsidiaries have the following capitalized leases:

-----------------------------------------------------------------------------------
       Lessee           Lessor          Term of Lease           Property Covered
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

                                    EXHIBIT K

                                 OPERATING LEASES

Borrower and its Subsidiaries have the following operating leases:

-----------------------------------------------------------------------------------
       Lessee           Lessor          Term of Lease           Property Covered
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

                                    EXHIBIT L

                                  PENSION PLANS

Borrower and its Subsidiaries have the following Plans:

--------------------------------------------------------------------------------
                Party                               Type of Plan
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Borrower
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Subsidiaries]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    EXHIBIT M

              COLLECTIVE BARGAINING AGREEMENTS; LABOR CONTROVERSIES

1. Borrower and its Subsidiaries are parties to the following collective bargaining agreements:

--------------------------------------------------------------------------------
   Type of Agreement                 Parties              Term of Agreement
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2. Material grievances, disputes of controversies with employees are as follows:

--------------------------------------------------------------------------------
         Parties Involved            Nature of Grievance, Dispute or Controversy
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3. Threatened strikes, work stoppages and asserted pending demands for collective bargaining are as follows:

--------------------------------------------------------------------------------
         Parties Involved                         Nature of Matter
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    EXHIBIT N

                             COMPLIANCE CERTIFICATE

                            [Letterhead of Borrower]


                                        __________________, 19__


_______________________________
_______________________________
_______________________________
_______________________________

     The undersigned, the chief financial officer of _________ _______________________, a _______________ [corporation] [limited partnership] ("Borrower"), gives this certificate to Fleet Capital Corporation ("Lender") in accordance with the requirements of subsection
8.1.2 of that certain Loan and Security Agreement dated ______________, 19__, between Borrower and Lender ("Loan Agreement"). Capitalized terms used in this Certificate, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

     1. Based upon my review of the balance sheets and statements of income of Borrower for the [fiscal year] [quarterly period] ending __________________, 19__, copies of which are attached hereto, I hereby certify that:

        (i) [[Consolidated] Working Capital is $_________;]

       (ii) [[Consolidated] Adjusted Tangible Net Worth is $____________;]

      (iii) [The Current Ratio is ____ to 1;]

       (iv) [Adjusted Net Earnings From Operations for the period was $_______________;]

        (v) [The Debt to Net Worth Ratio is ____ to 1;]

       (vi) [Cash Flow is $_____________;]

      (vii) [The Interest Coverage Ratio is ____ to ____;]

     (viii) [Cash Flow to Fixed Charges Ratio is ____ to ____;]

       (ix) [Excess Availability is $___________];

        (x) [Consolidated Stockholder's Equity is $_______; and]

       (xi) Capital Expenditures during the period and for the fiscal year to date total $__________ and $__________, respectively.

     2. No Default exists on the date hereof, other than: __________________ ________________________________________________ [if none, so state]; and

     3. No Event of Default exists on the date hereof, other than __________ ____________________________________________________ [if none, so state].

                                        Very truly yours,



                                        _______________________________
                                        Chief Financial Officer


              [Counsel should select the financial information to be included in paragraph 1 of the Compliance
              Certificate to include only the financial covenants inserted in Section 8.3 of the Loan and Security Agreement]

                                 EXHIBIT O

                              PERMITTED LIENS

--------------------------------------------------------------------------------
              Secured Party                        Nature of Lien
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                INTRODUCTION

     Additional Provisions permitting tax distributions to shareholders of S Corporations, members of limited liability companies and partners of partnerships.

     When tax distributions are to be permitted,

            (i) the words "Except as permitted on Exhibit P," should be inserted at the beginning of subsection 8.2.7;

           (ii) Exhibit P should be referred to on the list of exhibits and added to the Loan and Security Agreement in the form provided; and

          (iii) each shareholder, member or partner, as the case may be, should be required to execute a Contribution and Repayment Undertaking in the form provided.

                               EXHIBIT P

                        PERMITTED DISTRIBUTIONS

     l. With respect to each Estimated Tax Period (as defined below), Borrower shall be entitled to make distributions to its [stockholder/stockholders/members/partners] relating to the federal and state income taxes arising out of Borrower's operations in an amount which when added to all prior distributions as reduced by any repayments made by Borrower's [stockholder/stockholders/members/partners] pursuant to the Contribution and Repayment Undertaking[s] (as defined below) made hereunder, does not exceed the aggregate Stand-Alone Taxes for all Estimated Tax Periods as described in paragraph 3 below, provided that:

             (i) Borrower has been and will be, during the entire taxable period to which the distribution relates, [an S Corporation/a limited liability company, and not an association taxable as a corporation/a partnership, and not an association taxable as a corporation], for federal income tax purposes;

            (ii) No Default or Event of Default is in existence at the time of the distribution;

           (iii) The distribution will not cause a Default or an Event of Default;

            (iv) The recipient[s] of a distribution [each] enter[s] into [an] undertaking[s] in form and substance acceptable to Bank (the "Contribution and Repayment Undertaking[s]") obligating [the recipient/each] [(or in the case of a qualified S corporation trust, its individual beneficiary)] to return to Borrower an amount equal to the excess, if any, of distributions made hereunder to [the/such] recipient (or [his/her/its] predecessor-in-interest) over [the aggregate/such recipient's share of] Stand-Alone Taxes, calculated as of the end of each calendar year;

             (v) The Bank receives from Borrower at least five (5) days advance written notice of a proposed distribution with sufficient documentation of Borrower's calculations to enable Bank to verify to its reasonable satisfaction that the proposed distribution does not exceed the amount specified in paragraph 1 and that the proposed distribution meets all requirements contained in this Exhibit; and

            (vi) The distribution is made not earlier than fifteen (15) days before the first to occur of the estimated tax payment date relating to income earned during such Estimated Tax Period and the due date for the tax return relating to the Estimated Tax Period.

     2.   If, at the end of any tax year of the
[stockholder/stockholders/members/partners] of Borrower, the sum of all distributions (as reduced by any repayments made by Borrower's [stockholder/stockholders/members/partners] pursuant to the Contribution and Repayment Undertaking[s] in respect of any such distributions) made pursuant to paragraph l, exceeds the aggregate Stand-Alone Taxes for all Estimated Tax Periods ending on or before the end of such tax year, Borrower's [stockholder/stockholders/members/partners] will be required to return such excess to Borrower but only in accordance with the terms of [his/her/its/their]Contribution and Repayment Undertaking[s]. Distributions which comply with the requirements of A. above may be made in one or more installments, including without limitation installments at or after the end of a tax period or tax year.

     3.   Definitions:

          (i) "Estimated Tax Period" means one of the following periods:
     January l to March 31, April 1 to May 31, June 1 to August 31 and September 1 to December 31, provided that the first Estimated Tax Period begins on __________ and ends on __________;

         (ii) "Stand-Alone Tax" means an amount computed as of the end of any Estimated Tax Period for the total U.S. federal and state income taxes for which Borrower's [stockholder/stockholders/members/partners] would be liable (or if losses are being incurred, refunds to which [he/she/it/they] would be entitled) if [his/her/its/their] income was only from the items of income, gain, loss, deduction or credit attributable to Borrower for the period beginning on the first day of such Estimated Tax Period and ending on the last day of such Estimated Tax Period, determined on an annualized basis. The tax rates applied to such income are to be based on the [Individual/Corporate] Rates described below; and

        (iii) "Individual Rates" means the individual U.S. federal and state income tax rates imposed by Section 1 of the Internal Revenue Code of 1986, as amended and as it may be amended ("Code"), or if 4(v) applies, Section 55, and by the equivalent provisions of state income tax law (based on the assumption that all tax payments are subject to state tax in __________ and no other state).

         (iv) "Corporate Rates" means the corporate U.S. federal and state income tax rates imposed by Section 11 of the Code or, if 4(v) below applies, Section 55, and by the equivalent provisions of state income tax law (based on the assumption that all the payments are subject to state tax in __________ and no other state.)

     4.  Tax computations shall be made according to the following requirements:

          (i) The taxpayer will be deemed to have no item of income, gain, loss, deduction or credit from any source other than [his/her/its/their] holdings in Borrower;

         (ii) The full benefit of the lower rate brackets, as well as the cost of any surtaxes, if applicable, will be taken into consideration;

        (iii) Penalties and interest will be excluded;

         (iv) The benefits of the deductibility of state income taxes and allowable credits in effect for each of the respective tax periods will be taken into consideration;

          (v) Borrower's alternative maximum taxable income and alternative minimum tax rates will be used if and only if the taxpayer actually pays the alternative minimum tax;

         (vi) The benefits of net operating loss carryforwards will be taken into consideration, including without limitation, carryforwards from periods which end on or before the first day of the first Estimated Tax Period;

        (vii) The benefits of net operating losses arising during an Estimated Tax Period shall be determined as if Borrower's first taxable period began on __________, without regard to whether the taxpayer carries the actual loss to a period prior to the first Estimated Tax Period and without regard to any elections relating to carrybacks and carryforwards; and

       (viii) The benefits of all other carryforwards and carrybacks shall be' determined in a manner consistent with (vi) and (vii) above.

[Optional language to be used when borrower will be permitted to make distributions with respect periods prior to the commencement of the term of the
 Loan Agreement:]

     5. Borrower shall be entitled to make distributions to its [stockholder/ stockholders/partners] relating to federal and state income taxes relating to Borrower's operations in an aggregate amount not to exceed $__________ prior to the First Estimated Tax Period, provided that (i) distributions shall not exceed the Stand-Alone Tax computed for the following periods: __________, __________, __________, minus any distributions theretofore made with respect to such periods; and (ii) the requirements of paragraphs 1(i), (ii), (iii) and (v) are met with respect to any such distributions.

                                   EXHIBIT Q

                FEE SCHEDULE FOR DOCUMENTARY LETTER OF CREDIT


Documentary Letters of Credit
     Issuance                          $150.00

     Amendment                         $85.00 a maximum of six amendments per
                                              l/c will be allowed.  An amendment
                                              to increase and/or extend l/c will
                                              be treated as an issuance.

     Negotiation/Payment               1/4% flat (min $85.00)

     Acceptance/Deferred Payment       1 3/4$ p.a. (min. $125.00) (If applicable)

     Cancellation of Unused Credits    $100.00

     Transfer/Assignment of LC         1/4% flat (min. $250.00)

     Shipping Gty/Airway Release       $100.00

     Wire Transfer                     $35.00 per transfer

     Mail/Courier Handling             $15.00 per mailing/courier

Plus any and all out-of-pocket expenses such as communication costs, etc.

                                   EXHIBIT R

                              FINANCIAL COVENANTS

     1. CURRENT RATIO. Borrowers shall maintain a consolidated ratio of current assets to current liabilities (including the principal of Revolving Credit Loans outstanding), calculated in accordance with GAAP as in effect on the Closing Date of not less than 1.15 to 1.0 at all times.

     2. NET WORTH. Borrowers shall not permit "Adjusted Tangible Net Worth" (as defined below) as measured on the last day of each fiscal month occurring within the periods set forth below to be less than the amount set forth opposite that period:

                                                  Adjusted Tangible
Period                                            Net Worth
May 31, 1997                                      $18,500,000
June 30 through August 31, 1997                   $18,800,000
September 30, 1997                                $19,100,000
October 31, 1997                                  $19,350,000
November 31 and December 31, 1997                 $19,600,000
January 31 and February 28, 1998                  $19,600,000
March 31 through May 31, 1998                     $19,800,000
June 30 through August 31, 1998                   $20,000,000
September 30 through November 30, 1998            $20,200,000
December 31, 1998 through February 28, 1999       $20,400,000
March 31 through May 31, 1999                     $20,600,000
June 30 through August 31, 1999                   $20,800,000
September 30 through November 30, 1999            $21,000,000
December 31, 1999 through February 29, 2000       $21,200,000
March 31 through May 31, 2000                     $21,400,000

     The term "Adjusted Tangible Net Worth" as used herein means, at any particular date, all amounts which, in accordance with GAAP as in effect on the Closing Date, would be included under the caption "total shareholders' equity" (or an equivalent caption) on a consolidated balance sheet of ACPI and its Subsidiaries, plus the amount of any Distributions paid by ACPI to its shareholders, minus the amount of any prepaid expenses and intangibles included in the assets as shown on such balance sheet.

     3. INTEREST COVERAGE RATIO . Borrowers shall maintain a consolidated ratio of "EBIT" (defined below) to "Interest Expense" (defined below) for any period set forth below of not less than the ratio set forth opposite such period:

                Period                                       Ratio
                Quarter ending March 31 of each year         2.00
                Quarter ending June 30 of each year          1.50
                Quarter ending September 30 of each year     1.50
                Quarter ending December 31 of each year      2.50
                Fiscal year ending on the Saturday of
                 the 52nd week of each calendar year         2.00

     As used herein, the term "EBIT" means, with respect to any period, ACPI's consolidated net earnings (or loss) from operations before interest expense and taxes for such period, as determined in accordance with GAAP as in effect on the Closing Date; and the term "Interest Expense" with respect to any period means the interest expense incurred for such period (whether or not actually paid) as determined in accordance with GAAP as in effect on the Closing Date.

     4. PROFITABILITY. Borrowers shall not permit Excess Cash Flow (as defined in subsection 8.2.7 of the Agreement) to be less than $500,000 for any fiscal year of Borrowers.

     5. DEFINED TERMS. Capitalized terms used in this Exhibit R and not otherwise defined herein have the same meanings herein as in the Loan and Security Agreement of which this Exhibit R is a part.

                                      R-2